                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2001

DATE OF THE PROSPECTUS

         The date of the prospectus is hereby amended to be July 16, 2001.

STATEMENT OF ADDITIONAL INFORMATION

         The statement of additional information dated July 16, 2001 is incorporated by reference into this Prospectus.

MANAGEMENT OF THE TRUST
SUBADVISORY ARRANGEMENTS

The following change has been made to the portfolio management of the Dynamic Growth Trust, Subadviser of the Trust as outlined below:

Janus Capital Corporation ("Janus") - Dynamic Growth Trust

         Matthew A. Ankrum no longer manages the Dynamic Growth Trust. The new portfolio manager for this Trust is Jim Goff. Mr. Goff joined Janus in 1988 and has run the Janus Enterprise Fund since its inception in September 1992 and has also been co-manager of Janus Venture Fund in the past.

MAY 4, 2001 SHAREHOLDERS MEETING

         A shareholders meeting was held on May 4, 2001 and the following changes were approved by the shareholders of the portfolios noted below. Each of these changes became effective on May 4, 2001.

Balanced Trust

Manufacturers Adviser Corporation was approved as subadviser to the Balanced Trust.

Real Estate Securities Trust

         ADVISORY FEE INCREASE

An increase in the advisory fee was approved. The new advisory fee is as follows:


                                                 $200 MILLION         BETWEEN
                                   FIRST              AND           EXCESS OVER
PORTFOLIO                       $200 MILLION     $500 MILLION      $500 MILLION


Real Estate Securities Trust ....  .800%             .750%             .750%

         AMENDED AND RESTATED INVESTMENT OBJECTIVE

The investment objective of the Real Estate Securities Trust was amended and restated as follows:

         "to seek to achieve a combination of long-term capital appreciation and current income."

MID CAP STOCK TRUST

         The Mid Cap Stock Trust may invest up to 10% of its assets in foreign securities.

                  THE DATE OF THIS SUPPLEMENT IS JULY 16, 2001.

                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2001

MULTIPLE CLASSES OF SHARES

           Subject to the approval of the Trust's Board of Trustees, the Trust will issue two classes of shares, Class A shares and Class B shares. Upon implementation of the two classes of shares, all outstanding shares of the Trust will be designated Class A shares. Class A and Class B shares are the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights.

           CLASS A AND B SHARE RULE 12b-1 PLANS

           Class A shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) will be subject to a Rule 12b-1 fee of .15% of Class A share average daily net assets, subject to the approval of shareholders of Class A shares. It is anticipated that a shareholders meeting will be held in December, 2001 to approve the Class A 12b-1 plan.

           Class B shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) will be subject to a Rule 12b-1 fee of up to .35% of Class B share average daily net assets

           Rule 12b-1 fees will be paid to the Trust's Distributor, Manufacturers Securities Services, LLC., which is also the Trust's investment adviser, or any successor thereto.

         To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

            (i) for any expenses relating to the distribution of the shares of the class,

           (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

           (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

         Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's investment adviser and distributor. However, payments may be made to nonaffiliated insurance companies in the future.

         Rule 12b-1 fees are paid out of a portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a portfolio and may, over time, be greater than other types of sales charges.


                  THE DATE OF THIS SUPPLEMENT IS JULY 16, 2001.

              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION FOR
                         MANUFACTURERS INVESTMENT TRUST
                               DATED JULY 16, 2001

                         CLASS A AND B RULE 12B-1 PLANS


         Subject to the approval of the Trust's Board of Trustees, the Trust will issue two classes of shares, Class A shares and Class B shares. Upon implementation of the two classes of shares, all outstanding shares of the Trust will be designated Class A shares. The Trust will also adopt Rule 12b-1 Plans (the "Plans") for both Class A and Class B shares subject to the approval of the Trust's Board of Trustees and in the case of the Class A shares, the Class A shareholders. It is anticipated that a shareholders meeting will be held in December, 2001 to approve the Class A 12b-1 plan. The purposes of both Plans is encourage the growth and retention of assets of each portfolio subject to a Plan.

          Class A shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) will be subject to a Rule 12b-1 fee of up to .15% of Class A share average daily net assets, subject to the approval of shareholders of Class A shares. Class B shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) will be subject to a Rule 12b-1 fee of up to .35% of Class B share average daily net assets.

         To the extent consistent with applicable laws, regulations and rules, Rule 12b-1 fees may be used:

               (i) for any expenses relating to the distribution of the shares of the class,

               (ii) for any expenses relating to shareholder or administrative services for holders of the

               (iii) shares of the class (or owners of contracts funded in insurance company separate
               (iv)  accounts that invest in the shares of the class) and

               (v) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

         Without limiting the foregoing, Rule 12b-1 fees may be paid to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the payment of Rule 12b-1 fees and does not limit the use of Rule 12b-1 fees. Currently, all such payments are made to insurance companies affiliated with the Trust's investment adviser and distributor. However, payments may be made to nonaffiliated insurance companies in the future.

         This Plan authorizes any payments in addition to fees described above, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

         The Plans may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.


TOTAL ANNUALIZED RETURN FOR CLASS B SHARES

         The performance of Class B Shares is set forth below. The performance for Class B Shares is based on the performance of Class A Shares adjusted to reflect the higher Class B
Rule 12b-1 fee.

[RETURNS MUST BE RECALCULATED BASED ON A .35% CLASS B 12b-1 FEE]


                                             TOTAL ANNUALIZED RETURN(6)

----------------------------------------------------------------------------------------------------------------
               TRUST PORTFOLIO                    ONE YEAR       FIVE YEARS     SINCE INCEPTION     DATE FIRST
                                                    ENDED          ENDED          OR 10 YEARS,      AVAILABLE
                                                 12/31/2000      12/31/2000       WHICHEVER IS
                                                                                SHORTER THROUGH
                                                                                   12/31/2000
----------------------------------------------------------------------------------------------------------------
Internet Technologies Trust                          NA              NA            (43.90)%(3)       5/1/2000

Pacific Rim Emerging Markets Trust(1)             (24.56)%        (3.44)%           (1.98)%          10/04/94

Science and Technology Trust                      (34.22)%          N/A              19.90%          01/01/97

International Small Cap Trust                     (29.34)%          N/A              10.12%          03/04/96

Aggressive Growth Trust                             2.74%           N/A               9.06%          01/01/97

Emerging Small Company Trust                       (4.54)%          N/A              17.82%          01/01/97


----------------------------------------------------------------------------------------------------------------
               TRUST PORTFOLIO                    ONE YEAR       FIVE YEARS     SINCE INCEPTION     DATE FIRST
                                                    ENDED          ENDED          OR 10 YEARS,      AVAILABLE
                                                 12/31/2000      12/31/2000       WHICHEVER IS
                                                                                SHORTER THROUGH
                                                                                   12/31/2000
----------------------------------------------------------------------------------------------------------------
Small Company Blend Trust                         (19.94)%          N/A              1.65%           05/01/99

Dynamic Growth Trust                                 N/A             NA            (36.32)%(3)       5/1/2000

Mid Cap Stock Trust                                (4.21)%          N/A             (2.17)%          05/01/99

All Cap Growth Trust                              (11.01)%          N/A              15.63%          03/04/96

Overseas Trust                                    (18.92)%         6.51%             6.57%           01/09/95

International Stock Trust                         (16.78)%          N/A              5.70%           01/01/97

International Value Trust                          (6.69)%          N/A             (1.98)%          05/01/99

Capital Appreciation Trust                           N/A            N/A            (12.46)%(4)     11/01/2000

Strategic Opportunities Trust(5)                   (6.60)%         13.11%           14.41%(2)        06/18/85

Global Equity Trust                                11.91%          11.89%           10.93%(2)        03/18/88

Growth Trust                                      (27.47)%          N/A              12.53%          07/15/96

Large Cap Growth Trust                            (14.45)%         11.21%           11.64%(2)        08/03/89

Quantitative Equity Trust                           6.03%          19.96%           16.88%(2)        04/30/87

Blue Chip Growth Trust                             (3.00)%         18.68%            13.06%          12/11/92

Real Estate Securities Trust(1)                    25.40%          8.77%            13.45%(2)        04/30/87

Small Company Value Trust                           5.67%           N/A              1.00%           10/01/97

Value Trust                                        24.26%           N/A              9.53%           01/01/97

Equity Index Trust(1)                             (9.29)%           N/A             17.05%           02/14/96

Tactical Allocation Trust                            N/A             NA             (3.44)%(3)       5/1/2000

Growth & Income Trust                              (7.35)%         17.62%            15.24%          04/23/91

U.S. Large Cap Value Trust                          2.52%           N/A              3.05%           05/01/99

Equity-Income Trust                                12.71%          14.39%            13.68%          02/19/93

Income & Value Trust                                4.68%          10.55%           10.84%(2)        08/03/89

Balanced Trust                                     (9.56)%          N/A              4.40%           01/01/97

High Yield Trust                                   (9.20)%          N/A              3.04%           01/01/97

Strategic Bond Trust                                7.01%          6.91%             7.66%           02/19/93

Global Bond Trust                                   1.43%          3.25%             6.61%(2)        03/18/88

Total Return Trust                                 10.21%           N/A              5.25%           05/01/99

Investment Quality Bond Trust                       9.13%          5.37%             7.18%(2)        06/18/85

Diversified Bond Trust                             10.04%          7.69%             8.71%(2)        08/03/89

U.S. Government Securities Trust                   10.59%          5.66%             6.82%(2)        03/18/88

Money Market Trust(1)                               5.62%          4.89%             4.44%(2)        06/18/85

Small Cap IndexTrust                                 N/A             NA             (6.61)%(3)       5/1/2000

International Index Trust                            N/A             NA            (10.07)%(3)       5/1/2000

Mid Cap IndexTrust                                   N/A             NA              6.88%(3)        5/1/2000



----------------------------------------------------------------------------------------------------------------
               TRUST PORTFOLIO                    ONE YEAR       FIVE YEARS     SINCE INCEPTION     DATE FIRST
                                                    ENDED          ENDED          OR 10 YEARS,      AVAILABLE
                                                 12/31/2000      12/31/2000       WHICHEVER IS
                                                                                SHORTER THROUGH
                                                                                   12/31/2000
----------------------------------------------------------------------------------------------------------------

Total Stock Market Index Trust                       N/A             NA            (10.26)%(3)       5/1/2000

500 Index Trust                                      N/A             NA             (9.80)%(3)       5/1/2000

Lifestyle Aggressive 1000 Trust                    (5.11)%          N/A              6.07%           01/07/97

Lifestyle Growth 820 Trust                         (3.05)%          N/A              8.15%           01/07/97

Lifestyle Balanced 640 Trust                        2.45%           N/A              8.61%           01/07/97

Lifestyle Moderate 460 Trust                        4.26%           N/A              8.89%           01/07/97

Lifestyle Conservative 280 Trust                    7.62%           N/A              8.54%           01/07/97

(1) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these Trust portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to December 31, 1996.

(2) 10 Years

(3) Aggregate Return for the period May 1, 2000 to December 31, 2000.

(4) Aggregate Return for the period November 1, 2000 to December 31, 2000.

(5) Effective April 30, 2001 Mid Cap Blend Trust changed its name to Strategic Opportunities Trust.

(6) Certain expenses of the portfolios listed below were waived. If such waiver were not in effect, returns would have been lower: Science & Technology, Small Company Value, Blue Chip Growth, Equity-Income, Capital Appreciation, the Lifestyle Trusts, each Index Trust (except the 500 Index Trust).

                         MANUFACTURERS INVESTMENT TRUST

                 73 Tremont Street, Boston, Massachusetts 02108




Manufacturers Investment Trust is an open-end management investment company, commonly known as a mutual fund which is sold without a sales charge. Shares of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. Manufacturers Investment Trust provides a range of investment objectives through sixty-seven separate investment portfolios fourteen of which are described in this prospectus. The names of those portfolios are as follows:





SMALL-MID CAP GROWTH TRUST                HIGH GRADE BOND TRUST
SMALL-MID CAP TRUST                       MONEY MARKET TRUST
INTERNATIONAL EQUITY SELECT TRUST         SMALL CAP INDEX TRUST
SELECT GROWTH TRUST                       INTERNATIONAL INDEX TRUST
GLOBAL EQUITY SELECT TRUST                MID CAP INDEX TRUST
REAL ESTATE SECURITIES TRUST              TOTAL STOCK MARKET INDEX TRUST
CORE VALUE TRUST                          500 INDEX TRUST




NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MANUFACTURERS INVESTMENT TRUST, THE ADVISER OR ANY SUBADVISERS TO THE TRUST OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE TRUST IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.







                  The date of this Prospectus is July 16, 2001.

                         MANUFACTURERS INVESTMENT TRUST

                                TABLE OF CONTENTS



RISK/RETURN SUMMARY ......................................................     3
   Risks of Investing in Each Portfolio ..................................     3
   Performance Information for Each Portfolio ............................     3
      Small-Mid Cap Growth Trust .........................................     3
      Small-Mid Cap Trust ................................................     4
      International Equity Select Trust ..................................     4
      Select Growth Trust ................................................     4
      Global Equity Select Trust .........................................     5
      Real Estate Securities Trust .......................................     5
      Core Value Trust ...................................................     6
      High Grade Bond Trust ..............................................     6
      Money Market Trust .................................................     6
      The Index Trusts ...................................................     7
   Risks of Investing in Certain Types of Securities .....................     8
   Performance ...........................................................    12
INVESTMENT OBJECTIVES AND POLICIES .......................................    14
      Small-Mid Cap Growth Trust .........................................    14
      Small-Mid Cap Trust ................................................    15
      International Equity Select Trust ..................................    16
      Select Growth Trust ................................................    16
      Global Equity Select Trust .........................................    17
      Real Estate Securities Trust .......................................    17
      Core Value Trust ...................................................    18
      High Grade Bond Trust ..............................................    19
      Money Market Trust .................................................    20
      The Index Trusts ...................................................    21
ADDITIONAL INVESTMENT POLICIES AND TRANSACTIONS ..........................    23
   Additional Investment Policies ........................................    23
   Hedging and Other Strategic Transactions ..............................    25
   Other Risks of Investing ..............................................    26
MANAGEMENT OF THE TRUST ..................................................    28
   Advisory Arrangements .................................................    28
   Subadvisory Arrangements ..............................................    30
   Portfolio Turnover ....................................................    34
GENERAL INFORMATION ......................................................    35
   Taxes .................................................................    35
   Dividends .............................................................    36
   Purchase and Redemption of Shares .....................................    36
FINANCIAL HIGHLIGHTS .....................................................    37

                               RISK/RETURN SUMMARY


         Manufacturers Investment Trust is a series trust, which means that it has a number of portfolios, each with a stated investment objective and separate investment policies. Currently, there are sixty-seven such portfolios fourteen of which are described in this prospectus. The investment objectives, principal investment strategies and principal risks of investing in each portfolio are set forth below. In addition, performance information for each portfolio is included with each portfolio description. An investment in any of the portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


RISKS OF INVESTING IN EACH PORTFOLIO


         The risks of investing in each portfolio are described below. If these risks materialize, an investor could lose money in the portfolio. Since many of the sixty-seven portfolios described below have similar investment policies or invest in similar types of securities, the risks of investing in the following types of securities are described below at the end of the Risk/Return section under "Risks of Investing in Certain Types of Securities."


         -   Non-Diversified Portfolios
         -   Equity Securities
         -   Fixed Income Securities
         -   Investment Grade Fixed Income Securities in the Lowest Rating
             Category
         -   Lower Rated Fixed Income Securities
         -   Small and Medium Size Companies
         -   Foreign Securities
         -   Internet Related Investments

The definition of a non-diversified portfolio and the risks associated with such a portfolio are also contained in this section.

         There can be no assurance that a portfolio will achieve its investment objective.

PERFORMANCE INFORMATION FOR EACH PORTFOLIO

         The performance information for each portfolio description contains a bar chart and a performance table.

         Bar Chart. The bar chart provides some indication of the risk of investing in each portfolio by showing changes in the performance of each portfolio from year to year over a ten-year period. Portfolios with less than ten years of performance history show performance from the inception date of the portfolio.

         Performance Table. The table compares each portfolio's one, five and ten year average annual returns as of December 31, 2000 to those of a broad market index. If the period since inception of the portfolio is less than one year, the performance will be aggregate total return rather than an average annual total return.

         Performance information in the Bar Chart and the Performance Table reflect all fees charged to each portfolio such as advisory fees and all portfolio expenses. None of the portfolios charge a sales load or a surrender fee.

         The bar chart and table shown below under "Performance" provide some indication of the risks of investing in each portfolio of the Trust.


SMALL-MID CAP GROWTH TRUST


Investment Objective


         The investment objective of the Small-Mid Cap Growth Trust is to seek long-term growth of capital.


Investment Policies


         Navellier Management Inc. ("NMI") is the subadviser of the Small-Mid Cap Growth Trust. NMI seeks to achieve this investment objective by investing principally in equity securities of fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.



         The Small-Mid Cap Growth Trust will invest principally in (a) common stocks or (b) in securities convertible into common stocks or securities carrying rights or warrants to either purchase common stock or to participate in earnings. The portfolio's investments are focused on securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

Principal Risks of Investing in this Portfolio


- The portfolio invests primarily in equity securities with emphasis on medium-sized and smaller emerging growth companies. The risks of investing in equity securities and small and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."



- NMI utilizes computer models in determining a company's potential to provide an above average rate of return. If the computer model is not correct, the securities of the company purchased by the portfolio may not increase in value and could even decrease in value.



- The companies selected by NMI are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than other small-mid cap securities.



- The portfolio may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.




SMALL-MID CAP TRUST



Investment Objective


         The investment objective of the Small-Mid Cap Trust is to achieve long-term capital appreciation, with dividend income as a secondary consideration.


Investment Policies


         Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") is the subadviser of the Small-Mid Cap Trust. Kayne Anderson Rudnick pursues this investment objective by investing principally in common stocks of small and mid cap companies that the subadviser believes are of high quality. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.) It may also invest, from time to time, in securities convertible into common stock, or rights or warrants to subscribe for or purchase common stocks.


Principal Risks of Investing in this Portfolio


- The portfolio invests primarily in equity securities, especially those of small and mid cap companies. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."



- The portfolio is managed based on proprietary analytical tools and techniques developed by the subadviser. There is no guarantee that such management tools and techniques will correctly predict earnings growth, or enable the portfolio to achieve its investment objective.



INTERNATIONAL EQUITY SELECT TRUST


Investment Objective


         This investment objective of the International Equity Select Trust is to seek long-term capital appreciation.


Investment Policies


         Lazard Asset Management ("Lazard"), the subadviser to the portfolio, seeks to obtain this investment objective by investing primarily in equity securities, principally American Depository Receipts and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on Lazard's judgment and its analysis of market conditions. However, Lazard currently intends to invest the Portfolio's assets primarily in companies based in developed markets.


Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."


- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."



SELECT GROWTH TRUST


Investment Objective


         The investment objective of the Select Growth Trust is to seek long-term growth of capital.



Investment Policies

         Roxbury Capital Management, LLC ("Roxbury"), the subadviser to the portfolio, seeks to obtain this objective by investment primarily in large cap equity securities. Roxbury defines large cap equity securities as securities of companies with at least $2 billion in market cap. The portfolio may also invest up to 20% of its assets in mid cap securities and in securities of any market cap where Roxbury believes there are prospects for significant appreciation in the price of the security (for example, in corporate restructurings). Roxbury's investment approach combines growth stock investing with a proprietary valuation discipline with the goal of creating portfolios of high quality companies with the potential for high return and prudent control of risk.


Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."


GLOBAL EQUITY SELECT TRUST


Investment Objective


         The investment objective of the Global Equity Select Trust is to seek long-term capital appreciation.


Investment Policies


         Lazard Asset Management ("Lazard"), the subadviser to the portfolio, seeks to obtain this investment objective by investing primarily in equity securities, including American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values. The allocation of the portfolio's assets among geographic regions may shift from time to time based on the Lazard's judgment and its analysis of market conditions.


Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."


- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."



- The portfolio may invest in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."



REAL ESTATE SECURITIES TRUST


Investment Objective


         The investment objective of the Real Estate Securities Trust is to seek to achieve a combination of long-term capital appreciation and current income.


Investment Policies

         Cohen & Steers Capital Management, Inc. ("Cohen & Steers") seeks to attain this objective by investing, under normal market conditions, substantially (at least 65% of total assets) in common stocks and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"). A real estate company generally derives at least 50% of its revenue from real estate or has at least 50% of its assets in real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. The portfolio's investments may include shares of Equity REITs, which are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code.

Principal Risks of Investing in this Portfolio

- Investing in REITs and real estate related securities involves the risks associated with real estate investing, such as declines in real estate values, deterioration in general and local economic conditions and increases in interest rates. Any such developments could negatively affect the securities held by the portfolio and the value of the portfolio may decline. Additional risks associated with investing in securities linked to the real estate market is set forth under "Risks of Investing in Certain Types of Securities."

- REITs and real estate related securities are also subject to the risks associated with financial building projects such as failure of borrowers to repay loans, management skills, heavy cash flow dependency and increases in operating and building expenses. Problems which affect the building projects could negatively affect the securities held by the portfolio and the value of the portfolio may decline.

- Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

- The portfolio may invest in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. The risks associated with investing in foreign securities are set forth under "Risk of Investing in Certain Types of Securities."



CORE VALUE TRUST


Investment Objective


         The investment objective of the Core Value Trust is to seek long-term capital appreciation.


Investment Policies


         Rorer Asset Management, LLC ("Rorer"), the subadviser to the portfolio, seeks to achieve the portfolio's objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $1 billion at the time of purchase. Rorer seeks to select securities for the portfolio which it believes to be undervalued relative to the stock market in general.



Principal Risk of Investing in this Portfolio



- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."



- The price of the securities purchased by the portfolio will increase if other investors in the stock market subsequently believe that the securities are undervalued and are willing to pay a higher price for them. If other investors in the stock market continue indefinitely to undervalue these securities, or if in fact] these securities are [not undervalued, the value of the portfolio may decline.




HIGH GRADE BOND TRUST


Investment Objective


         The investment objective of the High Grade Bond Trust is to seek to maximize total return, consistent with the preservation of capital and prudent investment management.


Investment Policies


         Allegiance Capital, Inc. ("Allegiance"), the subadviser of the High Grade Bond Trust, seeks to attain the portfolio's investment objective by investing primarily (at least 80% under normal market conditions) in investment grade, fixed income securities of varying maturities. Investment grade fixed income securities include, but are not limited to (a) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities such as GNMA, FNMA and FHLMC pass through certificates ("U.S. Government Obligations"), (b) U.S. domestic corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or securities of comparable quality as determined by Allegiance) and (c) commercial mortgage-backed securities and asset-backed securities rated Aaa or higher by Moody's or AAA or higher by S&P (or securities of comparable quality as determined by Allegiance). In managing the portfolio, Allegiance expects to maintain an average duration of five to six years.


Principal Risks of Investing in this Portfolio


- The portfolio invests substantially all its assets in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."


MONEY MARKET TRUST

Investment Objective

         The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity.

Investment Policies

         Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments. The portfolio may also invest up to 20% of its assets in high quality, U.S. dollar denominated foreign money market instruments.

Principal Risks of Investing in this Portfolio

- An investment in the Money Market Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Trust seeks to preserve the value of a shareholder's investment at $10.00 per share, it is possible to lose money by investing in this portfolio. For example, the portfolio could lose money if a security purchased by the portfolio is downgraded and the portfolio must sell the security at less than the cost of the security.

- The portfolio may invest up to 20% of its assets in U.S. dollar denominated foreign securities which increases the risk of investing in the portfolio as described below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

THE INDEX TRUSTS

         There are five Index Trusts - International Index, Small Cap Index, Mid Cap Index, Total Stock Market Index, and 500 Index (the "Index Trusts") - each with its own investment objective and policy. The Index Trusts differ from the actively managed portfolios described in this prospectus. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

         An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Trust attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MAC believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, an Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

------------------------------------------------------------------------------------------------------------------------------
    PORTFOLIO                    INVESTMENT OBJECTIVE                                   INVESTMENT STRATEGY*
------------------------------------------------------------------------------------------------------------------------------
Small Cap Index       To seek to approximate the aggregate total     Attempts to track the performance of the Russell 2000
                      return of a small cap U.S. domestic equity     Index, an unmanaged index composed of the stocks of the
                      market index                                   2,000 smallest of the 3,000 largest U.S. companies.

International         Index To seek to approximate the aggregate     Attempts to track the performance of the Morgan Stanley
                      total return of a foreign equity market        European Australian Far East Free Index ("MSCI EAFE
                      index                                          Index"), an unmanaged index of approximately 1,000
                                                                     securities traded in non-U.S. markets.

Mid Cap Index         To seek to approximate the aggregate total     Attempts to track the performance of the S&P Mid Cap 400,
                      return of a mid cap U.S. domestic equity       an unmanaged index composed of the securities of 400
                      market index                                   medium sized U.S. companies.

Total Stock Market    To seek to approximate the aggregate total     Attempts to track the performance of the Wilshire 5000
Index                 return of a broad U.S. domestic equity         Index, an unmanaged index composed of more than 7,000
                      market index                                   stocks including all of the U.S. common stocks regularly
                                                                     traded on the New York and American Stock Exchanges and
                                                                     the Nasdaq over-the-counter markets.

500 Index             To seek to approximate the aggregate total     Attempts to track the performance of the S&P 500 Index,
                      return of a broad U.S. domestic equity         an unmanaged index which is composed of 500 selected
                      market index.                                  common stocks, primarily the stocks of large U.S.
                                                                     companies.
------------------------------------------------------------------------------------------------------------------------------

* "Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Principal Risks of Investing in the Index Trusts

         Risks Applicable to All of the Index Trusts

- Since each of the Index Trusts are not actively managed, each Index Trust will generally reflect the performance of the index its attempts to track even in markets when this index does not perform well.

         Risks Applicable to the International Index Trust

- An investment in the International Index Trust involves risks similar to the risks of investing directly in the foreign securities in the MSCI EAFE Index. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the Small Cap Index Trust

- An investment in the Small Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Russell 2000 Index which are primarily small and mid cap securities. The risks of investing in equity securities and the risks of investing in small and mid cap securities (small and medium companies) are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the Mid Cap Index Trust

- An investment in the Mid Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Mid Cap Index. The risks of investing in equity securities and Mid Cap securities (medium size companies) are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the Total Stock Market Index Trust

- An investment in the Total Stock Market Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Wilshire 5000 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the 500 Index Trust

- An investment in the 500 Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."




RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

         The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Additional information regarding these risks is set forth under "Additional Investment Policies and Transactions - Other Risks of Investing" below.

NON-DIVERSIFIED PORTFOLIOS

         Definition of Non-Diversified. Any portfolio that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer only by its own investment restrictions and the diversification requirements of the Internal Revenue Code (the "Code").


         Risks. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.


EQUITY SECURITIES

         Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies the portfolio is invested in decline or if overall market and economic conditions deteriorate. Even portfolios that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED INCOME SECURITIES

         Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

         Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

         Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

         Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.

LOWER RATED FIXED INCOME SECURITIES

         Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

         - Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made.

         - Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change.

         - Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities.

         - Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

         - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly.

         - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

         - Liquidity. The securities of small or unseasoned companies may have limited marketability and may be difficult to sell.

         - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

         - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security. In addition, lack of publicly available information may make these companies difficult to value.

Medium Size Companies

         Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

         The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are heightened in the case of investments in emerging market countries.

         - Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars.

         - Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable.

         - Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country.

         - Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

         - Settlement of Sales. Foreign countries, especially emerging market countries, may have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

         - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INTERNET RELATED INVESTMENTS

         - The value of companies engaged in Internet related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. Not all companies engaged in these activities will succeed.

         - Companies engaged in Internet related activities are difficult to value and many have high share prices relative to their earnings. Not all of these companies will be able to maintain such high share prices over the long-term.

         - Many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed.

         - Many internet companies are start-up companies and, therefore, the risks associated with investing in small companies are heightened for these companies.

         - Any portfolio that invests a significant portion of its assets in Internet related companies should be considered extremely risky even as compared to other portfolios that invest primarily in small cap securities.

INVESTMENT COMPANY SECURITIES

         Certain of the portfolios may invest in securities of other investment companies. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a portfolio's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a portfolio may not own more than 3% of the outstanding shares of any investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MORTGAGE-BACKED AND ASSET BACKED SECURITIES

         Mortgage-Backed Securities. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

         When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

         When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         Collateralized Mortgage Obligations. The portfolio may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         Asset-Backed Securities. Asset-backed securities have prepayment risks similar to mortgage-backed securities.

GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

         Investing in securities of companies in the real estate industry subjects a portfolio to the risks associated with the direct ownership of real estate. These risks include:

     -   Declines in the value of real estate;
     -   Risks related to general and local economic conditions;
     -   Possible lack of availability of mortgage funds;
     -   Overbuilding;
     -   Extended vacancies of properties;
     -   Increased competition
     -   Increases in property taxes and operating expenses;
     -   Change in zoning laws;
     - Losses due to costs resulting from the clean-up of environmental problems;
     - Liability to third parties for damages resulting from environmental problems;
     -   Casualty or condemnation losses;
     -   Limitations on rents;
     -   Changes in neighborhood values and the appeal of properties to tenants;
         and
     -   Changes in interest rates.

         Therefore, for a portfolio investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the portfolio's shares may change at different rates compared to the value of shares of a portfolio with investments in a mix of different industries.

        Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions form registration under the Investment Company Act of 1940, as amended ("1940 Act"). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

        In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" above for a discussion of the risks associated with invests in these companies.

CONCENTRATED OR SECTOR INVESTING

         When a portfolio's investments are concentrated in a particular sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a portfolio which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that sector.

         Financial Services Industry. A portfolio investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

         Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

         Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

         Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

         Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

         Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.


                                   PERFORMANCE

         The performance information for each portfolio description contains a bar chart and a performance table.

         Bar Chart. The bar chart provides some indication of the risk of investing in each portfolio by showing changes in the performance of each portfolio from year to year over a ten-year period. Portfolios with less than ten years of performance history show performance from the inception date of the portfolio.

         Performance Table. The table compares each portfolio's one, five and ten year average annual returns as of December 31, 2000 to those of a broad market index. If the period since inception of the portfolio is less than one year, the performance will be aggregate total return rather than an average annual total return.

         Performance information in the Bar Chart and the Performance Table reflect all fees charged to each portfolio such as advisory fees and all portfolio expenses. None of the portfolios charge a sales load or a surrender fee.

         The bar chart and table shown below under "Performance" provide some indication of the risks of investing in each portfolio of the Trust. However, the past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


         SMALL-MID CAP GROWTH TRUST
         SMALL-MID CAP TRUST
         INTERNATIONAL EQUITY SELECT TRUST
         SELECT GROWTH TRUST
         GLOBAL EQUITY SELECT TRUST
         CORE VALUE TRUST
         HIGH GRADE BOND TRUST

         Performance is not provided for any of the Trusts set forth above since they commenced operations in July, 2001.

REAL ESTATE SECURITIES TRUST

Performance(A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                  [BAR CHART]

                                1991       41.1%
                                1992       21.3%
                                1993       22.6%
                                1994       -2.8%
                                1995       15.1%
                                1996       34.7%
                                1997       18.4%
                                1998      -16.4%
                                1999       -8.0%
                                2000       25.7%

During the time period shown in the bar chart, the highest quarterly return was 21.09% (for the quarter ended 03/31/1991) and the lowest return was - 11.04% (for the quarter ended 09/30/1998).


                                One Year    Five Years    Ten Years    Date First Available
Real Estate Securities Trust     25.71%        9.04%        13.73%          04/30/1987
Morgan Stanley REIT Index(B)     29.30%       10.57%         N/A
NAREIT Index(C)                  25.88%        9.05%        12.74%


(A) On April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B) The Morgan Stanley REIT Index commenced on December 31, 1994, therefore the 10 year return period is not applicable for this index.


(C) The NAREIT index includes all publicly traded REITs that trade on the NASDAQ, AMEX and NYSE exchange



MONEY MARKET TRUST

Performance

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                  [BAR CHART]

                                1991         5.7%
                                1992         3.4%
                                1993         2.7%
                                1994         3.8%
                                1995         5.6%
                                1996         5.1%
                                1997         5.2%
                                1998         5.0%
                                1999         4.6%
                                2000         5.9%

During the time period shown in the bar chart, the highest quarterly return was 1.52% (for the quarter ended 12/31/2000) and the lowest return was 0.64% (for the quarter ended 06/30/1993).

                          One Year   Five Years   Ten Years   Date First Available
Money Market Trust          5.88%       5.15%       4.70%         06/18/1985
U.S. 90 Day T-Bill          5.96%       5.25%       4.87%


         The 7 day yield of the Money Market Trust as of December 31, 2000 was 5.92%.

THE INDEX TRUSTS

         Performance is not provided for the Index Trusts since they commenced operations in May, 2000.





                       INVESTMENT OBJECTIVES AND POLICIES

         Each portfolio has a stated investment objective which it pursues through separate investment policies and which may only be changed with the approval of the shareholders of the portfolio. There can be no assurance that the portfolio will achieve its investment objective. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. The risks of investing in each portfolio are described in the "Risk/Return Summary" above.

         The following is a description of the investment objectives and policies of each portfolio. Additional investment policies of each portfolio are set forth below under "Additional Investment Policies and Transactions." In addition, more complete descriptions of the money market instruments and certain other instruments in which certain portfolios of the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's or Standard & Poor's is included in Appendix I in the Statement of Additional Information.


SMALL-MID CAP GROWTH TRUST


Investment Objective


         The investment objective of the Small-Mid Cap Growth Trust is to seek long-term growth of capital.


Investment Policies


Navellier Management Inc.("NMI") manages the Small-Mid Cap Growth Trust. NMI seeks to achieve this investment objective by investing principally in equity securities of fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.



         The Small-Mid Cap Growth Trust will invest principally in (a) common stocks or (b) in securities convertible into common stocks or securities carrying rights or warrants to either purchase common stock or to participate in earnings. The portfolio's investments are focused on securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.



In selecting investments, NMI utilizes a dynamic and objective, "bottom-up" quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics. The investment process focuses on several variables including, but not limited to:



     -   earnings growth,
     -   reinvestment rate,
     -   profit margin expansion,
     -   return on equity and,
     -   "reward/risk ratios"

         Investments are made primarily in securities listed on national securities exchanges, but the Small-Mid Cap Growth Trust may purchase securities traded in the U.S. over-the-counter market.



         The Small-Mid Cap Growth Trust may invest in the following types of foreign securities:


-    U.S. dollar denominated obligations of foreign branches of U.S. banks,

- securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market,

- securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ, and


- securities denominated in U.S. dollars but issued by non U.S. issuers under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency).


Temporary Defensive Investing


         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Small- Mid Cap Growth Trust may place all or a portion of its assets in fixed income securities, and cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.


Use of Hedging and Other Strategic Transactions


         The Small-Mid Cap Growth Trust does not presently use any of the investment strategies referred to under "Hedging and Other Strategic Transactions" although it is authorized to use all of them.



SMALL-MID CAP TRUST


Investment Objective


         The investment objective of the Small-Mid Cap Trust is to achieve long-term capital appreciation, with dividend income as a secondary consideration.


Investment Policies


         Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") manages the Small-Mid Cap Trust. Kayne Anderson Rudnick pursues this investment objective by investing principally in common stocks of small and mid cap companies that the subadviser believes are of high quality. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)



         Kayne Anderson Rudnick may also invest, from time to time, in securities convertible into common stock, or rights or warrants to subscribe for or purchase common stocks. Investments are made primarily in securities listed on national securities exchanges, but the Small-Mid Cap Trust may also purchase securities traded in the United States over-the-counter market.



         The portfolio will seek to maintain an average market capitalization that is the same as the simple (not-weighted) average market capitalization of the companies in the Russell 2500 Index.



         In selecting equity securities, Kayne Anderson Rudnick uses a screening process it believes identifies high-quality companies. The quality criteria includes:



         -   Market dominance
         -   Rising free cash flow
         -   Shareholder-oriented management
         -   Strong, consistent profit growth
         -   Low-debt balance sheet



The screening process identifies companies that meet Kayne Anderson Rudnick's criteria of quality. The portfolio managers then fundamentally analyze these securities. This research involves study of competitive industry conditions, discussions with company management, spreadsheet analysis, and valuation projections. Proprietary analytical tools compare expected rates of return of each equity security in the universe. In deciding whether to purchase a security, the portfolio managers appraise a company's fundamental strengths and relative attractiveness based on its expected return.



         The portfolio generally holds at least 25 to 35 securities, which are diversified by industry. The security selection discipline seeks to avoid over-concentration in any single sector or company.


Temporary Defensive Investing


         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Small-

Mid Cap Trust may place a portion of its assets in cash and cash equivalents. To the extent a portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions


         The Small-Mid Cap Trust does not presently use, or intend to use, any of the investment strategies referred to under "Hedging and Other Strategic Transactions" although it is authorized to use all of them.




INTERNATIONAL EQUITY SELECT TRUST


Investment Objective


This investment objective of the International Equity Select Trust is to seek long-term capital appreciation.


Investment Policies


Lazard Asset Management ("Lazard") manages the International Equity Select Trust. Lazard seeks to obtain this investment objective by investing primarily in equity securities, principally American Depository Receipts and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.



The Portfolio will generally invest at least 80% of its total assets in equity securities, including American Depository Receipts, of companies located in at least three different foreign countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on Lazard's judgment and its analysis of market conditions. However, Lazard currently intends to invest the Portfolio's assets primarily in companies based in developed markets. The portfolio manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Lazard's expectations.


Temporary Defensive Investing


To meet redemption requests or pending investment of its assets or during unusual market conditions, the International Equity Select Trust may place all or a portion of its assets in cash or cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.


Use of Hedging and Other Strategic Transactions


The International Equity Select Trust is authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions."




SELECT GROWTH TRUST


Investment Objective


The investment objective of the Select Growth Trust is to seek long-term growth of capital.



Investment Policies



Roxbury Capital Management, LLC ("Roxbury") manages the Select Growth Trust. Roxbury seeks to obtain this objective by investment primarily in large cap equity securities. Roxbury defines large cap equity securities as securities of companies with at least $2 billion in market cap. The portfolio may also invest up to 20% of its assets in mid cap securities and in securities of any market cap where Roxbury believes there are prospects significant appreciation in the price of the security (for example, in corporate restructurings).



Roxbury's investment approach combines growth stock investing with a proprietary valuation discipline with the goal of creating portfolios of high quality companies with the potential for high return and prudent control of risk.



Roxbury's investment philosophy is built upon three fundamental principles.



1.       Quality Companies



History has shown that only a few companies dominate their industries year after year and consistently build wealth for shareholders. Unique business models or franchises allow these companies to generate cash flow significantly in excess of the capital required to run their businesses and often correspond with increased market share, expanding margins and visionary management. Companies that exhibit such characteristics offer earnings predictability, a margin of safety and solid performance in volatile markets. Roxbury will seek to choose securities of such companies for the Select Growth Trust.

2.       Growth Criteria



Roxbury's investment approach is based on their belief that, over time, stock prices follow earnings growth. Therefore, Roxbury seeks companies that can generate sustainable earnings and cash flow growth significantly higher than market averages.




3.       Valuation Discipline



Roxbury's investment approach is also based on their belief that valuation multiples, such as price/earnings ratios, are lagging indicators of wealth creation, and thus have only limited application to their investment selection process. Roxbury focuses on Return on Invested Capital (ROIC), which measures a company's ability to generate excess free cash flow. ROIC enables Roxbury to compare the fundamental strength of a business relative to its current stock price to find attractively prices securities.



Temporary Defensive Investing



To meet redemption requests or pending investment of its assets or during unusual market conditions, the Select Growth Trust may place all or a portion of its assets in cash or cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.



Use of Hedging and Other Strategic Transactions



The Large Cap Growth Trust is authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions" although it does not presently intend to do so.



GLOBAL EQUITY SELECT TRUST



Investment Objective



The investment objective of the Global Equity Select Trust is to seek long-term capital appreciation.



Investment Policies



Lazard Asset Management ("Lazard") manages the Global Equity Select Trust. Lazard seeks to obtain this investment objective by investing primarily in equity securities, including American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.



The portfolio generally invests at least 80% of its total assets in equity securities, including American and Global Depository Receipts, of companies located in at least four different countries, including the United States. The allocation of the portfolio's assets among geographic regions may shift from time to time based on the Lazard's judgment and its analysis of market conditions. The portfolio manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Lazard's expectations.



Temporary Defensive Investing



To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Equity Select Trust may place all or a portion of its assets in cash or cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.



Use of Hedging and Other Strategic Transactions



The Global Equity Select Trust is authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions."



REAL ESTATE SECURITIES TRUST



Investment Objective



         The investment objective of the Real Estate Securities Trust is to seek to achieve a combination of long-term capital appreciation and current income."

Investment Policies

         Cohen & Steers Capital Management, Inc. ("Cohen & Steers") manages the Real Estate Securities Trust. Cohen & Steers seeks to attain this objective by investing, under normal market conditions, substantially (at least 65% of total assets) in equity securities of real estate companies. These equity securities include:

-    Common stocks (including REIT shares);
-    Rights or warrants to purchase common stocks;
- Securities convertible into common stock where the conversion feature represents, in Cohen & Steer's view, a significant element of the securities' value; and
-    Preferred stocks.

         A real estate company is one that: (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or (b) has at least 50% of its assets in such real estate.

         The portfolio may invest without limit in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than[ ]net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the portfolio intends to use these REIT dividends in an effort to meet the current income goal of its investment objective. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code.

         REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REIT. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The portfolio invests primarily in Equity REITs.

         In making investment decisions on behalf of the portfolio, Cohen & Steers relies on a fundamental analysis of each company. Cohen & Steers reviews each company's potential for success in light of the company's current financial condition, its industry position, and economic, and market conditions. Cohen & Steers evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

         The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in investment grade fixed income securities, including cash or short-term debt securities, without regard to whether the issuer is a real estate company. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Real Estate Securities Trust is authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions."


CORE VALUE TRUST


Investment Objective


         The investment objective of the Core Value Trust is to seek long-term capital appreciation.

Investment Policies


         Rorer Asset Management, LLC ("Rorer") manages the Core Value Trust. Rorer seeks to achieve the portfolio's objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $1 billion at the time of purchase. Rorer seeks to select securities for the portfolio which it believes to be undervalued relative to the stock market in general.



         The Rorer approach to stock selection starts with a quality universe of those stocks that are included in the S&P 500 Index and the Russell 1000 Index that are U.S. domiciled, have five years of trading history and] a market capitalization [in excess of $1 billion. These companies are subjected to a rigorous quantitative screening process designed to filter out a list of potential purchase candidates based on two factors: attractive valuation and earnings momentum. The valuation methodology identifies the equities of those companies trading below historic valuation norms relative to the market as defined by the S&P 500. The earnings momentum measure identifies those companies, which are experiencing upward estimate revisions from the analytical community and, thereby, have the best potential to provide positive earnings.



         Buy: After the screening process is complete, fundamental and economic analysis is performed on those 75-100 companies, which meet the valuation, earnings momentum and portfolio guidelines. This fundamental analysis is extensive in scope and rigorous in its discipline. The analysis of each company's fundamentals, including interest rate and business cycle analysis and trading liquidity, is always considered as a whole before the time of purchase.



         Sell: The Rorer sell process is highly disciplined. In its implementation, it seeks to realize substantial profits after they have been earned or, conversely, to conserve capital when circumstances so dictate. Specifically, an upside price objective is established at the time of purchase. This price target is set at a level that the stock is reasonably expected to achieve within an 18-24 month time frame. Alternatively, a stock will be sold if its fundamentals fail to meet expectations or if its position exceeds our industry and position weighting limits.



         Portfolio Design: The foregoing research process results in a portfolio of approximately 30-40 companies. In addition, exposure in any single industry is generally limited, under normal market conditions, to approximately 20% of the total value of the portfolio.


Temporary Defensive Investing


         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Core Value Trust may place all or a portion of its assets in cash or cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited. The Core Value Trust seeks to maintain no more than 10% of its assets in cash or cash equivalents during normal market conditions and it anticipates that no more than 5% of its assets will be invested in cash or cash equivalents under normal market conditions.


Use of Hedging and Other Strategic Transactions


         The Core Value Trust is presently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions" although it currently does not intend to do so.



HIGH GRADE BOND TRUST


Investment Objective


         The investment objective of the High Grade Bond Trust is to seek to maximized total return, consistent with the preservation of capital and prudent investment management.


Investment Policies


         Allegiance Capital, Inc. ("Allegiance") manages the High Grade Bond Trust. Allegiance seeks to attain the portfolio's investment objective by investing primarily (at least 80% under normal market conditions) in investment grade, fixed income securities of varying maturities. Investment grade fixed income securities include, but are not limited to:



                  Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities such as GNMA, FNMA and FHLMC pass through certificates (U.S. Government Obligations"),



                  U.S. domestic corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or securities of comparable quality as determined by Allegiance),



                  Commercial mortgage-backed securities and asset-backed securities rated Aaa or higher by Moody's or AAA or higher by S&P (or securities of comparable quality as determined by Allegiance).

         In managing the portfolio, Allegiance expects to maintain an average duration of five to six years. (Duration is a mathematical calculation widely used by fixed income managers to measure the potential volatility of individual fixed income securities and/or a portfolio of fixed income securities, to changes in the level of interest rates.) Variations in this range will generally be based on Allegiance's perception of current trends for the U.S. economy and the level of U.S. interest rates.



         In managing the portfolio, Allegiance may allocate the portfolio assets to several of the various sectors of the fixed income market including those listed above. Adjustments among these sectors will be made based on the trends of spread movements in the yields of each sector to the yield of the U.S. Treasury securities. As the spread in yields of sectors widens to the level of yield for U.S. Treasuries, those sectors may be removed or reduced in size within the portfolio. For those sectors in which their spread in yields to the yield of U.S. Treasuries narrows, those sectors may be increased in size as a component in the portfolio.



         In managing the portfolio, Allegiance will determine the mix of maturities of securities purchased by the portfolio in order to attempt to maintain an average portfolio duration of five to six years. Maturities of securities for a particular duration will vary depending on changes (or perceived changes) in the slope of the yield curve for U.S. securities. The slope of the yield curve will generally flatten (narrow as to the difference in yield of 2-year to 30-year Treasury issues) when the Federal Reserve is raising interest rate levels (or the perception of a need to raise interest rates exists). In such a case, the maturities of securities will be adjusted to a barbell of short and long maturity issues, with the average duration being in the five to six year range. The slope of the yield curve will generally steepen (widen as to the difference in the yield of 2-year to 30-year Treasury issues) when the Federal Reserve is easing interest rates (or the perception of the need to ease interest rates exists). In such a case, the maturities of securities will generally be focused intermediate issues in the three-year to ten-year range.



Temporary Defensive Investing


To meet redemption requests or pending investment of its assets or during unusual market conditions, the High Grade Bond Trust may place all or a portion of its assets in cash or cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.


Use of Hedging and Other Strategic Transactions


The High Grade Bond Trust is authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions."



MONEY MARKET TRUST

Investment Objective

         The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity.

Investment Policies

         Manufacturers Adviser Corporation ("MAC") manages the Money Market Trust. MAC seeks to achieve the portfolio's objective by investing the portfolio's assets in high quality, U.S. dollar denominated money market instruments of the following types:

         - obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the portfolio must be payable in U.S. dollars);

         - certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);

         - commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which MAC acting pursuant to guidelines established by the Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

         - corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

         - short-term obligations issued by state and local governmental issuers;

         - securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

         - repurchase agreements with respect to any of the foregoing obligations.

         Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Trust and the note issuer. MAC monitors the creditworthiness of the note issuer and its earning power and cash flow. MAC will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

         All of the Money Market Trust's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Trust seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust invests only in securities which the Trust's Board of Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Money Market Trust also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the portfolio will be able to do so.

         The Money Market Trust may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above.

Use of Hedging and Other Strategic Transactions
         The Money Market Trust is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."


THE INDEX TRUSTS

         There are five Index Trusts - Small Cap Index, International Index, Mid Cap Index, Total Stock Market Index, and 500 Index (the "Index Trusts") - each with its own investment objective and policy. The Index Trusts differ from the actively managed portfolios described in this prospectus. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

         An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Trust attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MAC believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, an Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

         SMALL CAP INDEX TRUST

Investment Objective

         The investment objective of the Small Cap Index Trust is to seek to approximate the aggregate total return of a small cap U.S. domestic equity market index.

Investment Strategy

         The Small Cap Index Trust seeks to achieve this objective by attempting to track the performance of the Russell 2000 Index. The Russell 2000 Index is an unmanaged index composed of the stocks of smaller U.S. companies. The index is composed of the 2,000 smallest companies out of the 3,000 largest U.S. companies.

Investment Policies

         The Small Cap Index Trust invests primarily in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MAC believes as a group will behave in a manner similar to the index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or cover futures positions or pending investment in stocks or Futures Contracts.

Use of Hedging and Other Strategic Transactions

         The Small Cap Index Trust may invest in Futures Contacts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

         INTERNATIONAL INDEX TRUST

Investment Objective

         The investment objective of the International Index Trust is to seek to approximate the aggregate total return of a foreign equity market index.

Investment Strategy

         The International Index Trust seeks to achieve this objective by attempting to track the performance of the Morgan Stanley European Australian Far East Free* Index (the "MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index of approximately 1,000 securities traded in non-U.S. markets. Countries and geographical areas such as Europe, Australia and Japan typically comprise a greater percentage of the MSCI EAFE Index than other geographical areas and, therefore, tend to have a greater impact on the performance of the index.

* The designation "Free" in the name of the index refers to the securities that the index tracks. Some countries restrict foreign investment in certain industries, so only stocks that can be bought freely by the portfolio are traded.

Investment Policies

         The International Index Trust invests primarily in (a) the common stocks that are included in the MSCI EAFE Index and (b) securities (which may or may not be included in the MSCI EAFE Index) that MAC believes as a group will behave in a manner similar to the index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or cover futures positions or pending investment in stocks or Futures Contracts.

Use of Hedging and Other Strategic Transactions

         The International Index Trust may invest in Futures Contracts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

         MID CAP INDEX TRUST

Investment Objective

         The investment objective of the Mid Cap Index Trust is to seek to approximate the aggregate total return of a mid cap U.S. domestic equity market index.

Investment Strategy

         The Mid Cap Index Trust seeks to achieve this objective by attempting to track the performance of the S&P Mid Cap-400 Index (the "S&P 400 Index"). The S&P 400 Index is an unmanaged index composed of the securities of 400 medium sized U.S. companies.

Investment Policies

         The Mid Cap Index Trust invests primarily in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MAC believes as a group will behave in a manner similar to the index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or cover futures positions or pending investment in stocks or Futures Contracts.

Use of Hedging and Other Strategic Transactions

         The Mid Cap Index Trust may invest in Futures Contracts and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

         TOTAL STOCK MARKET INDEX TRUST

Investment Objective

         The investment objective of the Total Stock Market Index Trust is to seek to approximate the aggregate total return of a broad U.S. domestic equity market index.

Investment Strategy

        The Total Stock Market Index Trust seeks to achieve this objective by attempting to track the performance of the Wilshire 5000 Equity Index ("Wilshire 5000 Index"). The Wilshire 5000 Index is an unmanaged index composed of more than 7,000 stocks including all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter markets.

Investment Policies

         The Total Stock Market Index Trust invests primarily in (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that MAC believes as a group will behave in a manner similar to the index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or cover futures positions or pending investment in stocks or Futures Contracts.

Use of Hedging and Other Strategic Transactions

         The Total Stock Market Index Trust may invest in Futures Contracts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

         500 INDEX TRUST

Investment Objective

         The investment objective of the 500 Index Trust is to seek to approximate the aggregate total return of a broad U.S. domestic equity market index.

Investment Strategy

         The 500 Index Trust seeks to achieve this objective by attempting to track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index composed of 500 selected common stocks, primarily the stocks of large U.S. companies.

Investment Policies

         The 500 Index Trust invests primarily in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that MAC believes as a group will behave in a manner similar to the index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or cover futures positions or pending investment in stocks or Standard & Poor's Stock Index Futures Contracts.

         Standard & Poor's licenses certain trademarks and trade names to the Trust but disclaims any responsibility or liability to the Trust and its shareholders. See Appendix II in the Statement of Additional Information for such disclaimer.

Use of Hedging and Other Strategic Transactions

         The 500 Index Trust may invest in Futures Contract and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

                                    * * * * *

         "Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)"are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.




                 ADDITIONAL INVESTMENT POLICIES AND TRANSACTIONS

ADDITIONAL INVESTMENT POLICIES

         Subject to certain restrictions, each of the portfolios of the Trust may use the following investment strategies and purchase the following types of securities.

LENDING OF PORTFOLIO SECURITIES

         Each portfolio may lend its securities so long as such loans do not represent more than 33 1/3% of a portfolio's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

         In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

U.S. GOVERNMENT SECURITIES

         Certain of the portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

REPURCHASE AGREEMENTS

         Each of the portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

REVERSE REPURCHASE AGREEMENTS

         Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

FOREIGN REPURCHASE AGREEMENTS

         Certain Trust portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

MORTGAGE DOLLAR ROLLS


         Each portfolio of the Trust (except the Money Market Trust) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a portfolio enters into a mortgage dollar roll, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.


         A portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

WARRANTS


         Subject to certain restrictions, each portfolio of the Trust, except the Money Market Trust , may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.


ILLIQUID SECURITIES

         Each portfolio of the Trust is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES


         Each of the portfolios may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.


SHORT SALES

         Certain of the portfolios may make short sales of a security. This means that the portfolio may sell a security that it does not own when the subadviser to the portfolio thinks the value of the security will decline. The portfolio generally borrows the security to deliver to the buyer in a short sale. The portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The portfolio must pay the lender interest on the security it borrows, and the portfolio will lose money if the price of the security increases between the time of the short sale and the date when the portfolio replaces the borrowed security. Use of short sales may magnify underlying investment losses of the price and the interest costs on the borrowed securities may exceed potential underlying investment gains.

         Certain of the portfolios may also make short sales "against the box." In a short sale against the box, at the time of sale, the portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost. When selling short against the box, the portfolio gives up the opportunity for capital appreciation in the security.

          When making a short sale, a portfolio will maintain in a segregated account with its custodian, the securities that could be used to cover the short sale.

                                     * * * *

         These investment strategies and securities are described further in the Statement of Additional Information.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

         Individual portfolios may be authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

- exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

-        financial futures contracts (including stock index futures),

-        interest rate transactions*, and

-        currency transactions**

Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolio.

* A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars.

** A portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

         Hedging and Other Strategic Transactions may be used for the following purposes:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations,

- to protect a portfolio's unrealized gains in the value of its securities,

- to facilitate the sale of a portfolio's securities for investment purposes,

- to manage the effective maturity or duration of a portfolio's securities or

- to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.

The ability of a portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its Subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a Subadviser will only use Hedging and Other Strategic Transactions in a portfolio primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the portfolio. These transactions may also increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. In addition, these transactions could result in a loss to the portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

OTHER RISKS OF INVESTING

         The information below regarding the risks of investing in certain types of securities supplements the disclosure in the "Risk/Return Summary."

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

         Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES

         Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's).

         General Risks

- Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

         Additional Risks Regarding Lower Rated Corporate Fixed Income
Securities

         Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

         Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities

         Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

         Small or Unseasoned Companies

- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

- Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

- Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

- Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

         The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

- Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the portfolio could still lose money.

- Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the portfolio from selling its investment and taking the money out of the country.

- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

- Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

- Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

STRIPPED SECURITIES

         Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

ASSET-BACKED SECURITIES

         Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE-BACKED SECURITIES

         The mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the portfolio and not the purchase of shares of the portfolio.

         Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

         The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

                                      * * *

Additional risks of investing in the types of securities mentioned above are contained in the Statement of Additional Information.

                             MANAGEMENT OF THE TRUST

ADVISORY ARRANGEMENTS

         Manufacturers Securities Services, LLC (the "Adviser") is the adviser to the Trust. The Adviser is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a broker-dealer under the Securities Exchange Act of 1934, as amended, and it is a member of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, the Adviser serves as principal underwriter of certain contracts issued by The Manufacturers Life Insurance Company of North America and The Manufacturers Life Insurance Company of New York.

         The Adviser administers the business and affairs of the Trust. The Adviser also selects, contracts with and compensates Subadvisers to manage the investment and reinvestment of the assets of all portfolios of the Trust. (The Adviser does not manage any of the Trust portfolio assets.) The Adviser also (i) monitors the compliance of the Subadvisers with the investment objectives and related policies of each portfolio, (ii) reviews the performance of the Subadvisers and (iii) reports periodically on such performance to the Trustees of the Trust.

         The Trust has received an order from the Securities and Exchange Commission permitting the Adviser to appoint a Subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The Trust, therefore, is able to change Subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a Subadviser that is an affiliate of the Adviser or the Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders. Currently, MAC is an Affiliated Subadviser.

         As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

         The following table presents (i) a schedule of the management fees each portfolio currently is obligated to pay the Adviser as a percentage of average annual net assets and (ii) the investment advisory fee paid by each portfolio of the Trust for the year ended December 31, 2000.


                                                                            ADVISORY FEE AS A
                                                                          PERCENTAGE OF AVERAGE         ADVISORY FEE AS A
PORTFOLIO                                                                   ANNUAL NET ASSETS             DOLLAR AMOUNT
---------                                                                   -----------------             -------------
Real Estate Securities Trust...........................................           0.800%(B)               1,491,642
Money Market Trust.....................................................           0.500%                  4,545,400
Small Cap Index Trust..................................................           0.525%                    113,868(A)
International Index Trust..............................................           0.550%                    171,991(A)
Mid Cap Index Trust....................................................           0.525%                     81,707(A)
Total Stock Market Index Trust.........................................           0.525%                    176,988(A)
500 Index Trust........................................................           0.525%                    709,970(A)



The portfolios below commenced operations July 16, 2001 and did not pay advisory fees during the year ended December 31, 2000.



                                                           BETWEEN          BETWEEN            BETWEEN
                                                         $50 MILLION      $100 MILLION       $250 MILLION
                                           FIRST             AND              AND                AND             EXCESS OVER
PORTFOLIO                               $50 MILLION      $100 MILLION     $250 MILLION       $500 MILLION       $500 MILLION
---------                               -----------      ------------     ------------       ------------       ------------
High Grade Bond Trust                      0.75%            0.70%            0.65%              0.60%               0.60%
International Equity Select Trust          1.05%            1.05%            1.05%              1.00%               0.95%
Global Equity  Select Trust                1.05%            1.05%            1.05%              1.00%               0.95%
Small-Mid CapTrust                         1.10%            1.10%            1.10%              1.10%               1.10%
Select Growth Trust                        0.95%            0.95%            0.90%              0.90%               0.90%
Core Value Trust                           0.95%            0.95%            0.90%              0.90%               0.90%
Small-Mid Cap Growth Trust                 0.95%            0.95%            0.90%              0.90%               0.90%



(A) For period beginning May 1, 2000 (commencement of operations) and ending December 31, 2000.

(B) .800% on the first $200 million of net assets, .750% on assets between $200 million and $500 million and .750% on net assets over $500 million



         Expense Reimbursement.



         All Portfolios. Advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds the annual rate specified below of the average annual net assets of the portfolio:





- 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and the Total Stock Market Index Trust,


-        0.050% in the case of the International Index Trust and the 500 Index
         Trust,

- 0.15% in the case of the International Equity Select Trust and Global Equity Select Trust,



- 0.50% in the case of the Real Estate Securities Trust and the Money Market Trust,



- 0.10% in the case of the Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust, High Grade Bond Trust.


         These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. These voluntary expense reimbursements may be terminated at any time.

SUBADVISORY ARRANGEMENTS

         The subadvisers to each of the Trust portfolios are as follows:


                  SUBADVISER                                          PORTFOLIO
                  Allegiance Capital, Inc.                            High Grade Bond Trust
                  Cohen & Steers Capital Management, Inc.             Real Estate Securities Trust

                  Kayne Anderson Rudnick                              Small-Mid Cap Trust
                  Investment Management, LLC

                  Lazard Asset Management                             International Equity Select Trust
                                                                      Global Equity Select Trust

                  Navellier Management, Inc.                          Small-Mid Cap Growth Trust

                  Manufacturers Adviser Corporation                   Index Trusts
                                                                      Money Market Trust

                  Rorer Asset Management, LLC                         Core Value Trust

                  Roxbury Capital Management, LLC                     Select Growth Trust


         Under the terms of each of the Subadvisory Agreements, the Subadviser manages the assets of the assigned portfolios, subject to the supervision of the Adviser and the Trustees of the Trust. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in this Prospectus. Each Subadviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.


ALLEGIANCE CAPITAL, INC.



                  PORTFOLIO SUBADVISED                                PORTFOLIO MANAGER
                  High Grade Bond Trust                               William Mawhorter (since July, 2001)



         ADDITIONAL INFORMATION REGARDING ALLEGIANCE CAPITAL, INC.



         Allegiance Capital, Inc. ("Allegiance"), located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648 is a California corporation. Allegiance's sole business is to provide fixed income investment services to clients. Allegiance is privately owned by seven employees and two non-employee investors. As of March 31, 2001, Allegiance had over $2 billion of fixed income assets under management for clients.



         PORTFOLIO MANAGER



         William Mawhorter. Mr. Mawhorter, Chief Investment Officer and Chairman of Allegiance, co-founded Allegiance in November of 1988. Mr. Mawhorter has 32 years of fixed income investment experience. Prior to founding Allegiance, Mr.

Mawhorter was Chief Investment Officer of Govaars and Associates.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

         PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)*
         Real Estate Securities Trust                         Martin Cohen (since May, 2001)
                                                              Robert H. Steers (since May, 2001)

       ADDITIONAL INFORMATION REGARDING MANUFACTURERS ADVISER CORPORATION

         Cohen & Steers Capital Management, Inc. ("Cohen & Steers") is located at 757 Third Avenue, New York, New York 10017. Cohen & Steers, a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments in REITs. Its current clients include pension plans, endowment funds and mutual funds. All of Cohen & Steers' client accounts are invested principally in real estate securities. As of December 31, 2000, Cohen & Steers had approximately $4.8 billion of assets under management.

       PORTFOLIO MANAGERS

Martin Cohen. Mr. Cohen has been the President of Cohen & Steers since the firm's inception in 1986.

Robert H. Steers. Mr. Steers has been the Chairman of Cohen & Steers since the firm's inception in 1986.


Kayne Anderson Rudnick Investment Management, LLC



         PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)*
         Small-Mid Cap Trust                                  Robert Schwarzkopf, CFA (since July, 2001)
                                                              Sandi Gleason, CFA (since July, 2001)



       ADDITIONAL INFORMATION REGARDING KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC



          Richard A. Kayne and John E. Anderson, the founders of Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick"), have been in the business of furnishing investment advice to institutional and private clients since 1984. At March 31, 2001, Kayne Anderson Rudnick had approximately $6.3 billion in assets under management. The address of Kayne Anderson Rudnick is 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Kayne Anderson Rudnick is privately held.


         PORTFOLIO MANAGERS


Robert A. Schwarzkopf, CFA. Mr. Schwarzkopf joined Kayne Anderson Rudnick in 1991. He is managing director of Small Cap Equity, co-portfolio manager for the Small and Mid Cap Equity Portfolios, and a member of the Investment Committee. Prior to joining Kayne Anderson Rudnick, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional BankShares. Mr. Schwarzkopf is a Chartered Financial Analyst charterholder. He is a principal of Kayne Anderson Rudnick.



Sandi L. Gleason, CFA. Ms. Gleason joined Kayne Anderson Rudnick in 1993. She is co-portfolio manager for the Small and Mid Cap Equity Portfolios. Prior to joining Kayne Anderson Rudnick, Ms. Gleason was a senior consultant with Peterson Consulting Limited Partnership, a national litigation consulting firm. Ms. Gleason is a Chartered Financial Analyst charterholder. She is a principal of Kayne Anderson Rudnick.



LAZARD ASSET MANAGEMENT



       PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)*
       International Equity Select Trust                    Herbert W. Gullquist (July, 2001)
                                                            John R. Reinsberg (July, 2001)
                                                            Ronald Saba (since July, 2001)
                                                            Portfolio Management Team

         Global Equity Select Trust                           Herbert W. Gullquist (since July, 2001)
                                                              John R. Reinsberg (since July, 2001)
                                                              Ronald Saba (since July, 2001)
                                                              Portfolio Management Team (since July, 2001)



ADDITIONAL INFORMATION REGARDING LAZARD ASSET MANAGEMENT



         Lazard Asset Management ("Lazard"), is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the principal U.S. stock exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $69.4 billion as of March 31, 2001. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


PORTFOLIO MANAGERS


Herbert W. Gullquist. Mr. Gullquist is a Vice Chairman of Lazard Freres and Chief Investment Officer and a Managing Director of Lazard. He joined Lazard in 1982. Before joining Lazard he was a general partner of Oppenheimer & Company Inc. and a managing director and the chief investment officer of Oppenheimer Capital Corp. Mr. Gullquist has 39 years of investment experience and a BA from Northwestern University.



John R. Reinsberg. Mr. Reinsberg is a Managing Director of Lazard. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 19 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.



Ronald J. Saba. Mr. Saba is Director of Lazard and portfolio manager/analyst. Mr. Saba has 18 years of investment experience and joined Lazard in 1996. He has a M.B.A. from the University of Chicago Graduate School of Business and a Bachelor of Commerce from McGill University, Montreal.



MANUFACTURERS ADVISER CORPORATION



                  PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)*
                  All Index Trusts                                     Martin Ayow (since May, 2000)
                                                                       Ram Brahmachari (since December, 2000)





         Management of the above portfolios is provided by a team of investment professionals each of whom plays an important role in the management process of each portfolio. Team members work together to develop investment strategies and select securities for a portfolio. They are supported by research analysts, traders and other investment specialists who work alongside the investment professionals in an effort to utilize all available resources to benefit the shareholders.

         ADDITIONAL INFORMATION REGARDING MANUFACTURERS ADVISER CORPORATION

         Manufacturers Adviser Corporation ("MAC") is a Colorado corporation. Its principal business at the present time is to provide investment management services to the portfolios listed above. MAC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 2000, MAC together with Manulife Financial had approximately $82 billion of assets under management.

         PORTFOLIO MANAGERS

Martin Ayow. Mr. Ayow joined MAC in 2000. He has been managing and hedging fixed income and equity exposures for Manulife Financial using financial derivatives since 1994. Prior to joining Manulife Financial, he was Senior Treasury Officer at the Ontario Hydro Treasury Division. He is a Chartered Financial Analyst.

Ram Brahmachari. Mr. Brahmachari joined MAC in 2000. He is a senior analyst on the team responsible for the management of the equity index portfolios at Manulife Financial. Prior to joining Manulife, was employed as an analyst at Nortel.

          Navellier Management Inc.



          PORTFOLIO SUBADVISED                                         PORTFOLIO MANAGER(S)
          Small-Mid Cap Growth Trust                                   Louise Navellier (since July, 2001)
                                                                       Alan Alpers (since July, 2001)



ADDITIONAL INFORMATION REGARDING NAVELLIER MANAGEMENT INC.



         Navellier Management, Inc. ("NMI") is a Delaware corporation. Its principal business at the present time is to provide investment management services to the Navellier Performance Funds and the Navellier Millennium Funds. NMI is a sub-chapter S corporation affiliated with Navellier & Associates, Inc., Navellier Hedge Management Inc., and Navellier Fund Management, Inc. and is controlled by its founder, President and CIO Louise G. Navellier. The address of NMI is One East Liberty, Third Floor, Reno, NV 89501. As of December 31, 2000, NMI together with its affiliates has approximately $5.9 billion of assets under management.


PORTFOLIO MANAGERS


         Louis G. Navellier. Mr. Navellier is the founder, President and CIO of Navellier which was founded in 1987. Mr. Navellier oversees all aspects of investment research and strategy at Navellier. Mr. Navellier has provided investment strategies to individuals, pension funds and institutional portfolios since 1985. He obtained his B.S. in Finance and his M.B.A. from the California State University, Hayward.



         Alan Alpers. Mr. Alpers is Director of Research/Senior Portfolio Manager for Navellier and is responsible for coordinating much of the quantitative analysis and portfolio allocation procedures for portfolio management. Prior to joining Navellier in 1989, he was employed by E.F. Hutton's Consulting Services Department where he evaluated, monitored and performed due diligence on various money management firms. Mr. Alpers is a Chartered Financial Analyst. He obtained his B.S. in Economics from the University of California, Davis and his M.B.A. from California State University, Sacramento.



RORER ASSET MANAGEMENT, LLC



         PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S) *
         Core Value Trust                                     Edward C. Rorer (since July, 2001)
                                                              James G. Hesser (since July, 2001)
                                                              Clifford B. Storms, Jr. (since July, 2001)



ADDITIONAL INFORMATION REGARDING  RORER ASSET MANAGEMENT, LLC



          Rorer Asset Management ("Rorer"), located at One Liberty Place, Philadelphia, Pennsylvania 19103, is a 23-year old firm which as of March 31, 2001 managed approximately $ 11.3 billion in assets primarily through a Large Cap Value discipline. Rorer focuses on high quality, but currently "out of favor" securities with strong fundamentals, which are positioned for growth. The most significant factor that distinguishes Rorer from its peers is its strong sell discipline. Rorer is 65% owned by Affiliated Managers Group.


PORTFOLIO MANAGERS


Edward C. Rorer. Mr. Rorer founded Rorer in 1978 and is the firm's Chairman & Chief Investment Officer. He received his M.B.A. from the University of Pennsylvania and his B.A. from Trinity College.



James G. Hesser. Mr. Hesser joined Rorer in 1992 and is currently its President. He received his B.A. from Rider University.



Clifford B. Storms, Jr. CFA, EVP. Mr. Storms joined Rorer in 1990 and is the firm's Director of Research. He received his M.B.A. from the University of North Carolina at Chapel Hill and his B.A. from Dickinson College.

Roxbury Capital Management, LLC



         PORTFOLIO SUBADVISED                                 PORTFOLIO MANAGER(S)
         Select Growth Trust                                  Anthony Browne (since July, 2001)
                                                              David Garza (since July, 2001)
                                                              David Kahn (since July, 2001)
                                                              Kevin Riley (since July, 2001)



        ADDITIONAL INFORMATION REGARDING ROXBURY CAPITAL MANAGEMENT, LLC



Anthony H. Browne and Harry B. Wilson founded Roxbury Capital Management, LLC's predecessor, Roxbury Capital Management in 1986. On July 31, 1998, Roxbury Capital Management entered into a strategic partnership with affiliates of Wilmington Trust Company. A Wilmington affiliate owns 100% preferred interests, and Roxbury Capital Management and two principals, Anthony H. Browne and Kevin
P. Riley own 89% common interests in Roxbury Capital Management, LLC ("Roxbury"). The firm continues to be managed by Roxbury principals and employees and significant incentives are in place to insure continuity of management and the firm's proven investment philosophy. Roxbury is located at 100 Wilshire Blvd, Suite 600, Santa Monica, California 90401. As of December 31, 2000, Roxbury's assets under management were approximately $12 billion.


Portfolio Managers


Anthony H. Browne. Mr. Browne is a co-founder and Co-Chief Investment Officer of Roxbury Capital Management and is currently a Senior Managing Director and Co-Chief Investment Officer, Portfolio Management. He oversees all aspects of Roxbury's investment and portfolio management process. Tony has 30 years of experience in the investment management field. Prior to founding Roxbury in 1986, he was President and Chief Investment Officer of CMB Investment Counselors, a Los Angeles firm with $3 billion under management. He began his career with Tweedy Browne & Co. Mr. Browne obtained his M.B.A. from Harvard Graduate School of Business and his B.A. from Harvard College.



David P. Garza. Mr. Garza joined Roxbury in 1994. He is currently a Managing Director of Research/Portfolio Management. He is also co-manager of Roxbury's Socially Responsible portfolios and has research responsibilities in the consumer products group. Prior to joining Roxbury, Mr. Garza was a senior accountant with Ernst & Young's Entrepreneurial Services Group.



David C. Kahn. Mr. Kahn is a Managing Director, Portfolio Management/Client Service for Roxbury. Prior to joining Roxbury in 1994, he was a Vice President with the Investment Management Consulting Groups of both CIBC Oppenheimer and Salomon Smith Barney. Mr. Kahn's experience also includes seven years with a New York-based proxy solicitor and merger strategist, where he developed and ran a division providing defense strategy and investor relations, consulting Fortune 1000 companies. Mr. Kahn obtained his M.B.A. for New York University and his B.A. for Bucknell University.



Kevin P. Riley. Mr. Riley joined Roxbury in 1986, its first year of operation. As Senior Managing Director and Co-Chief Investment Officer Portfolio Management, he oversees all aspects of Roxbury's investment research process, and is co-chairman of Roxbury's investment committee. Prior to joining Roxbury, Mr. Riley was Assistant to the Chairman and Manager of Equities at SunAmerica, Inc., a Vice President with Western Asset Management and Director of Institutional Research for a brokerage/money management firm. Mr. Riley obtained his M.B.A. from the University of California, Los Angeles and his B.A. (magna cum laude) from Claremont McKenna College. He is a Chartered Financial Analyst.


PORTFOLIO TURNOVER

         Each of the portfolios anticipates that its annual portfolio turnover rate will exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. The portfolio turnover rate of each of the Trust's portfolios may vary from year to year, as well as within a year. Portfolio Turnover rates are set forth in the Financial Highlights at the end of this Prospectus. See also "Portfolio Turnover" in the Statement of Additional Information.

                               GENERAL INFORMATION


TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY
DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

         The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income and net capital gain) that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

         Because only insurance company separate accounts will beneficially own shares in the portfolios, each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

         If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

- would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

- the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

         In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Subadvisers might otherwise believe to be desirable.

FOREIGN INVESTMENTS

         Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST

         For information regarding the tax implications for the purchaser of a variable annuity or life insurance contracts who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

                                     * * * *

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The

Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the Statement of Additional Information for additional information on taxes.

DIVIDENDS

         The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. Dividends from the net investment income and the net capital gain, if any, for each portfolio except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

Shares of each portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. The Trust sells its shares directly without the use of any underwriter. Shares of each portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

- trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

- an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

- the SEC by order so permits for the protection of security holders of the Trust.

         Calculation of Net Asset Value

         The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:

         (i) days on which changes in the value of such portfolio's portfolio securities will not materially affect the current net asset value of the shares of the portfolio,

         (ii) days during which no shares of such portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or

         (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset values per share of all portfolios, except the Money Market Trust, are computed by:

         (i) adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds,

         (ii) subtracting all its liabilities, and

         (iii) dividing the result by the total number of shares outstanding of that portfolio at such time.

Securities held by each of the portfolios, except securities held by the Money Market Trust and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees or their designee although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

         All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis.

         Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith by the Trustees or their designee. Fair value pricing in these circumstances will help ensure that shareholders buying and selling shares on this date receive a price that accurately reflects the value of the securities as of the close of the New York Stock Exchange as opposed to a price that reflects values of securities which are no longer accurate. Fair value pricing in these circumstances will also help ensure that aggressive traders are not able to purchase shares of a portfolio at a deflated price that reflects stale security valuations and then immediately sell these shares at a gain.


                              FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help investors understand the financial performance of each portfolio of the Trust for the past five years (or since inception in the case of portfolios whose commencement of operations was less than five years ago). Certain information reflects financial results for a single share of a Trust portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Trust portfolio (assuming reinvestment of all dividends and distributions). The financial statements of the Trust as of December 31, 2000, have been audited by PricewaterhouseCoopers LLP independent accountants. The report of PricewaterhouseCoopers LLP is included, along with the Trust's financial statements, in the Trust's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

]MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                    Real Estate Securities Trust
                                                                                    ----------------------------
                                                                                      Years Ended December 31,
                                                                                      ------------------------
                                                                2000++         1999++          1998          1997           1996
                                                                ------         ------          ----          ----           ----
NET  ASSET VALUE, BEGINNING OF PERIOD                           $12.89         $14.76         $20.07        $16.95         $15.10
Income from investment operations:
  Net investment income                                           0.67           0.78           0.78          0.80           0.74
  Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                                    2.53          (1.94)         (3.72)         2.32           4.31
                                                              --------       --------       --------      --------        -------
  Total from investment operations                                3.20          (1.16)         (2.94)         3.12           5.05
Less distributions:
  Dividends from net investment income                           (0.52)         (0.71)         (0.53)           --          (1.39)
  Distributions from capital gains                                  --             --          (1.84)           --          (1.81)
                                                              --------       --------       --------      --------        -------
  Total distributions                                            (0.52)         (0.71)         (2.37)           --          (3.20)
                                                              --------       --------       --------      --------        -------
NET ASSET VALUE, END OF PERIOD                                  $15.57         $12.89         $14.76        $20.07         $16.95
                                                              ========       ========       ========      ========        =======
  TOTAL RETURN (A)                                               25.71%         (8.00%)       (16.44%)       18.41%         34.69%
Net assets, end of period (000's)                             $257,641       $196,756       $161,832      $161,759        $76,220
Ratio of operating expenses to average net assets (B)             0.76%          0.77%          0.76%         0.50%          0.50%
Ratio of net investment income to average net assets              4.89%          5.88%          5.57%         5.42%          5.22%
Portfolio turnover rate                                            147%           201%           122%          148%           231%



---------
++ Net investment income per share was calculated using the average shares method.



(A) The total return for the year ended December 31, 1997, would have been lower, had operating expenses not been reduced.



(B) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.77% for the year ended December 31, 1997.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                   MONEY MARKET TRUST
                                                                                   ------------------
                                                                                 YEARS ENDED DECEMBER 31,
                                                                                 ------------------------
                                                           2000++          1999           1998             1997            1996
                                                           ------          ----           ----             ----            ----
NET  ASSET VALUE, BEGINNING OF PERIOD                     $10.00          $10.00         $10.00           $10.00          $10.00
Income from investment operations:
  Net investment income                                     0.57            0.45           0.50             0.50            0.49
Less distributions:
  Dividends from net investment income                     (0.57)          (0.45)         (0.50)           (0.50)          (0.49)
                                                        --------      ----------       --------         --------        --------
NET ASSET VALUE, END OF PERIOD                            $10.00          $10.00         $10.00           $10.00          $10.00
                                                        ========      ==========       ========         ========        ========
  TOTAL RETURN                                              5.88%           4.60%          5.03%            5.15%           5.05%
Net assets, end of period (000's)                       $950,155      $1,084,859       $609,837         $439,714        $363,566
Ratio of operating expenses to average net assets           0.54%           0.55%          0.55%            0.54%           0.55%
Ratio of net investment income to average net assets        5.71%           4.54%          4.94%            5.03%           4.97%



---------
++ Net investment income has been calculated using the average shares method.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                          SMALL CAP    INTERNATIONAL      MID CAP      TOTAL STOCK
                                                            INDEX          INDEX           INDEX       MARKET INDEX     500 INDEX
                                                            TRUST          TRUST           TRUST          TRUST           TRUST
                                                            -----          -----           -----          -----           -----
                                                          5/1/2000*       5/1/2000*       5/1/2000*      5/1/2000*       5/1/2000*
                                                             TO              TO              TO             TO              TO
                                                         12/31/2000++    12/31/2000++    12/31/2000++   12/31/2000++    12/31/2000++
                                                         -----------     -----------     -----------    -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $12.50          $12.50          $12.50         $12.50          $12.50
  Income from investment operations:
  Net investment income                                      0.46            0.09            0.10           0.08            0.09
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             (1.26)          (1.32)           0.77          (1.33)          (1.29)
                                                          -------         -------         -------        -------        --------
  Total from investment operations                          (0.80)          (1.23)           0.87          (1.25)          (1.20)
Less distributions:
  Dividends from net investment income                      (0.41)          (0.16)          (0.08)         (0.06)          (0.02)
                                                          -------         -------         -------        -------        --------
  Distributions from capital gains                             --              --           (0.18)         (0.05)             --
                                                          -------         -------         -------        -------        --------
  Total distributions                                       (0.41)          (0.16)          (0.26)         (0.11)          (0.02)
                                                          -------         -------         -------        -------        --------
NET ASSET VALUE, END OF PERIOD                             $11.29          $11.11          $13.11         $11.14          $11.28
                                                          =======         =======         =======        =======        ========
  TOTAL RETURN (B)                                          (6.38%)+        (9.84%)+         7.15%+       (10.04%)+        (9.57%)
Net assets, end of period (000's)                         $34,825         $49,180         $32,007        $56,390        $680,264
Ratio of operating expenses to average net assets (C)        0.60%(A)        0.60%(A)        0.60%(A)       0.60%(A)        0.55%(A)
Ratio of net investment income to average net assets         5.63%(A)        1.17%(A)        1.17%(A)       0.93%(A)        1.08%(A)
Portfolio turnover rate                                         1%(A)           8%(A)          49%(A)         16%(A)           6%(A)



---------
++ Net investment income has been calculated using the average shares method.



*        Commencement of operations



+        Not Annualized



(A)      Annualized



(B) The total return for the period ended December 31, 2000 would have been lower had operating expenses not been reduced. International Index, Mid Cap Index, Total Stock Market Index, and 500 Index for the period ended December 31, 2000, respectively.



(C) The ratios of operating expenses, before reimbursement from the investment adviser was 0.65%, 0.65%, 0.69% and 0.62% for the Small Cap Index, International Index, Mid Cap Index, Total Stock Market Index, and 500 Index for the period ended December 31, 2000 respectively.

         Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

         Additional information about the Trust is also contained in the Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus. The annual and semi-annual reports, the Statement of Additional Information and other information about the Trust are available upon request and without charge by writing the Trust at 73 Tremont Street, Boston, MA 02108 or calling the Trust at (800) 344-1029. Shareholder inquiries should also be directed to this address and phone number.

         Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section in Washington D.C. 20549-0102.



                    The Trust's Investment Company and 1933 Act File Numbers are
                                                            811-4146 and 2-94157


                                                                   MIT.PRO7/2001

                       STATEMENT OF ADDITIONAL INFORMATION




                         MANUFACTURERS INVESTMENT TRUST






         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectuses dated May 1, 2001 and July 16, 2001, which may be obtained from Manufacturers Investment Trust, 73 Tremont Street, Boston, Massachusetts, 02108. The Annual Report dated December 31, 2000 for Manufacturers Investment Trust are incorporated by reference into the Statement of Additional Information. The Annual Report is available upon request and without charge by calling (800) 344-1029.



     The date of this Statement of Additional Information is July 16, 2001.

                                TABLE OF CONTENTS


INVESTMENT POLICIES .........................................................................     4
         Money Market Instruments ...........................................................     4
             U.S. Government and Government Agency Obligations ..............................     4
             Canadian and Provincial Government and Crown Agency Obligations ................     4
             Certificates of Deposit and Bankers' Acceptances ...............................     5
             Commercial Paper ...............................................................     5
             Corporate Obligations ..........................................................     6
             Repurchase Agreements ..........................................................     6
             Foreign Repurchase Agreements ..................................................     6
       Other Instruments ....................................................................     7
             Warrants .......................................................................     7
             Reverse Repurchase Agreements ..................................................     7
             Mortgage Securities ............................................................     7
             Asset-Backed Securities ........................................................    10
             Zero Coupon Securities, Deferred Interest Bond and Pay-in-Kind Bonds ...........    11
             Loans and Other Direct Debt Instruments ........................................    11
             High Yield (High Risk) Domestic Corporate Debt Securities ......................    11
             Brady Bonds ....................................................................    12
             Sovereign Debt Obligations .....................................................    12
             Indexed Securities .............................................................    13
             Hybrid Instruments .............................................................    13
             ADRs, EDRs and GDRs ............................................................    14
             Variable and Floating Rate Obligations .........................................    15
             Exchange Traded Funds ..........................................................    15
       Additional Investment Policies .......................................................    15
             Lending Securities .............................................................    15
             When-Issued Securities ("Forward Commitments") .................................    15
             Mortgage Dollar Rolls ..........................................................    16
             Illiquid Securities ............................................................    16
             Short Sales ....................................................................    16
             Investment In Other Investment Companies .......................................    17
RISK FACTORS ................................................................................    17
       High Yield (High Risk) Securities ....................................................    17
       Foreign Securities ...................................................................    19
HEDGING AND OTHER STRATEGIC TRANSACTIONS ....................................................    20
       General Characteristics of Options ...................................................    20
       General Characteristics of Futures Contracts and Options on Futures Contracts ........    22
       Stock Index Futures ..................................................................    22
       Options on Securities Indices and Other Financial Indices ............................    23
       Yield Curve Options ..................................................................    23
       Currency Transactions ................................................................    24
       Combined Transactions ................................................................    24
       Swaps, Caps, Floors and Collars ......................................................    25
       Eurodollar Instruments ...............................................................    26
       Risk Factors .........................................................................    26
       Risks of Hedging and Other Strategic Transactions Outside the United States ..........    27
       Use of Segregated and Other Special Accounts .........................................    27
       Other Limitations ....................................................................    28
INVESTMENT RESTRICTIONS .....................................................................    28
       Fundamental ..........................................................................    28
       Nonfundamental .......................................................................    29
       Additional Investment Restrictions ...................................................    31
PORTFOLIO TURNOVER ..........................................................................    31
MANAGEMENT OF THE TRUST .....................................................................    32
       Duties and Compensation of Trustees ..................................................    34
INVESTMENT MANAGEMENT ARRANGEMENTS ..........................................................    34
       The Advisory Agreement ...............................................................    40

       The Subadvisory Agreements ...........................................................    42

       Information Applicable to Both the Advisory Agreement and the Subadvisory Agreements .    44
PORTFOLIO BROKERAGE .........................................................................    45
PURCHASE AND REDEMPTION OF SHARES ...........................................................    52
DETERMINATION OF NET ASSET VALUE ............................................................    53
PERFORMANCE DATA ............................................................................    54
THE INSURANCE COMPANIES .....................................................................    57
HISTORY OF THE TRUST ........................................................................    58
ORGANIZATION OF THE TRUST ...................................................................    59
ADDITIONAL INFORMATION CONCERNING TAXES .....................................................    59
REPORTS TO SHAREHOLDERS .....................................................................    62
INDEPENDENT ACCOUNTANTS .....................................................................    62
CUSTODIAN ...................................................................................    62
CODE OF ETHICS ..............................................................................    62
APPENDIX I - Debt Security Ratings ..........................................................    63
APPENDIX II - Standard & Poor's Corporation Disclaimers .....................................    65

                               INVESTMENT POLICIES

         The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of the Trust.

MONEY MARKET INSTRUMENTS

         The Money Market Trust invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies. In addition, certain portfolios may purchase money market instruments (and other securities as noted under each portfolio description) for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.

         1.  U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

                  U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

                  U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

         -    Student Loan Marketing Association,

         -    Federal Home Loan Banks,

         -    Federal Intermediate Credit Banks and

         -    the Federal National Mortgage Association.

                  U.S. Instrumentality Obligations. U.S. instrumentality obligations also include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

         Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

         No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, these types of instruments will be referred to collectively as "U.S. Government securities."

         2.  CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

                  Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

                  Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

         -    Export Development Corporation,

         -    Farm Credit Corporation,

         -    Federal Business Development Bank, and

         -    Canada Post Corporation.

         In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

                  Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

                  Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

         -    provincial railway corporation,

         -    provincial hydroelectric or power commission or authority,

         -    provincial municipal financing corporation or agency, and

         -    provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

         3.  CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

                  Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

                  Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

         All portfolios of the Trust may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

         4.  COMMERCIAL PAPER

         Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.


                  Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.


         A portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a portfolio's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

         5.  CORPORATE OBLIGATIONS

         Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

         6.  REPURCHASE AGREEMENTS

         Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

         Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

         The Subadvisers, on behalf of the portfolios they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

         -    Federal Reserve System member bank,

         - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

         - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Subadvisers will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

         The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

         7.  FOREIGN REPURCHASE AGREEMENTS

         Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a portfolio may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the portfolio is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition,

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as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

         The following discussion provides an explanation of some of the other instruments in which certain portfolios (as indicated) may invest.

         1.  WARRANTS

         Subject to certain restrictions, each of the portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

         2.  REVERSE REPURCHASE AGREEMENTS

         Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share. Each portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

         3.  MORTGAGE SECURITIES

                  Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

         In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

                  Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

         - one-year, three-year and five-year constant maturity Treasury Bill rates,

         -    three-month or six-month Treasury Bill rates,

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         -    11th District Federal Home Loan Bank Cost of Funds,

         -    National Median Cost of Funds, or

         - one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

         During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

                  Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

         -    mortgage bankers,

         -    commercial banks,

         -    investment banks,

         -    savings and loan associations, and

         -    special purpose subsidiaries of the foregoing.

         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

                  Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMO's also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

         CMOs purchased by the portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

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
                  STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

                  Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See " Other Investment Policies. - Illiquid Securities".

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

         As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

         In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

         Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

                  Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies - Illiquid Securities".

         Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

                  Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on

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underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

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         4.  ASSET-BACKED SECURITIES

         The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

         Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or that the Subadviser believes are of comparable quality.

         As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

                  Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

         -    liquidity protection, and

         -    default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Some examples of credit support include:

         - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

         - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

         - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

         The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

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         The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

         5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND
         BONDS

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

                  Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

                  Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

         6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

         7.  HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

         High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

         The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new

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offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

         8.  BRADY BONDS

         Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

         - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),

         - bonds issued at a discount from face value (generally known as discount bonds),

         -    bonds bearing an interest rate which increases over time, and

         - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

         The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

         9.  SOVEREIGN DEBT OBLIGATIONS

         Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

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         10.  INDEXED SECURITIES

         Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

         Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         11.  HYBRID INSTRUMENTS

         Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

                   Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

         - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or

         - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

         Hybrid Instruments may take a variety of forms, including, but not limited to:

         - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,

         - preferred stock with dividend rates determined by reference to the value of a currency, or

         - convertible securities with the conversion terms related to a particular commodity.

                  Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

         One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

         The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

                  Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See " Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

                  Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

                  Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

                  Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

                  Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

         12.  ADRs, EDRs AND GDRs

         Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively ). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

         ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

         Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         13. VARIABLE AND FLOATING RATE OBLIGATIONS

         Certain of the portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


         14. Exchange Traded Funds



         Certain of the Trust portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.]



ADDITIONAL INVESTMENT POLICES

         The following provides a more detailed explanation of some of the investment policies of the portfolios.

         1.  LENDING SECURITIES

         Each portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

         The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

         2.  WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

         In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

         Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the

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

obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.


         3.  MORTGAGE DOLLAR ROLLS

         Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

         4.  ILLIQUID SECURITIES

         Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

                  Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act are excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

                  Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

         5.  SHORT SALES

         Certain of the portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

         Certain of the portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, the portfolio will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

         6. INVESTMENT IN OTHER INVESTMENT COMPANIES

Certain of the portfolios may invest in other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.


                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

         The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

                  General. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

                  Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

                  Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

         These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore, the Trustees may have to use a greater degree of judgment in making such valuations.

         Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.


                  NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

         In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

         The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

         -    the obligor's balance of payments, including export performance,

         -    the obligor's access to international credits and investments,

         -    fluctuations in interest rates, and

         -    the extent of the obligor's foreign reserves.

                  Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

                  Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

                  Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

                  Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

                  The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

         Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

         - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

         -    obtaining new credit to finance interest payments.

         Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

                  Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

         - extremely poor prospects of ever attaining any real investment standing,

         -    current identifiable vulnerability to default,

         - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

         - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

         - are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

         The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

         Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.

         Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

         Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

         Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of:

         -    nationalization of the foreign company,

         -    withholding of dividends at the source,

         -    expropriation or confiscatory taxation,

         -    currency blockage,

         -    political or economic instability, and/or

         - diplomatic developments that could adversely affect the value of those investments.

         Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.


         Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

         The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

         As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

         A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

         If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

                  Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

         Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

                  Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

                  Covering of Options. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

                  Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

                  Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

         -    insufficient trading interest in certain options,

         -    restrictions on transactions imposed by an exchange,

         - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

         -    interruption of the normal operations of the OCC or an exchange,

         - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

         - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

         Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

         - as a hedge against anticipated interest rate, currency or market changes,

         -    for duration management,

         -    for risk management purposes,

         -    to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

         Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

         No portfolio will enter into a futures contract or option thereon (for non-hedging purposes) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon for nonhedging purposes would exceed 5% of the current fair market value of the portfolio's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

         Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.

STOCK INDEX FUTURES


         Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index

         Uses of Index Futures. Below are some examples of how Index Futures may be used:

         - In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

         - A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.

         - Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.

         - A portfolio may also invest in Index Futures in order to hedge its equity positions.

         Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes including gaining exposure to a particular securities market. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

         Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

         Certain of the portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contract to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

         Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be "covered." A call (or put) option is covered if the portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio's net liability under the two options. Therefore, a portfolio's liability for such a covered option is generally limited to the difference between the amount of the portfolio's liability under the option written by the portfolio less the value of the option held by the portfolio.

Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

         If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

         -        forward currency contracts,

         - exchange-listed currency futures contracts and options thereon,

         -        exchange-listed and OTC options on currencies, and

         -        currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

         A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated, exposed or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

         Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

         Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

         Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

         Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

         To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAPS, CAPS, FLOORS AND COLLARS

         Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are (a) interest rate, currency and index swaps and (b) the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily:

         - to preserve a return or spread on a particular investment or portion of its portfolio,

         -        to protect against currency fluctuations,

         - to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or

         -        as a duration management technique.

A portfolio will use these transactions primarily for hedging purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay.

         Interest Rate Swaps. Interest rate swaps involve the exchange by a portfolio with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

         Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.

         Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

         Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

         Interest Rate Floors. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

         Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         1940 Act Considerations. A portfolio will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the portfolio receiving (or paying, if applicable) only the net amount of the two payments. If these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other similar purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, thus, will not be treated as being subject to the portfolio's borrowing restrictions.

         Counterparties to these Transactions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

         Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

         The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

         -        the frequency of trades and quotations,

         - the number of dealers and prospective purchasers in the marketplace,

         -        dealer undertakings to make a market,

         - the nature of the security (including any demand or tender features), and

         - the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).


Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.



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
         Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

         To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Other Strategic Transactions have special risks associated with them, including:

         -        possible default by the counterparty to the transaction,

         - markets for the securities used in these transactions could be illiquid,

         - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

         Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

         Options and Futures Transactions

         Options transactions are subject to the following additional risks:

         - Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

         - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

         Futures transactions are subject to the following additional risks:

         - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

         - Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

         Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

         - Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

         - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.

         - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

         - foreign governmental actions affecting foreign securities, currencies or other instruments,

         - less stringent regulation of these transactions in many countries as compared to the United States,

         - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,

         - more limited availability of data on which to make trading decisions than in the United States,

         - delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

         - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

         -        lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

         In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

         Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

         Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

         OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.


         Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

         Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

         Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

         Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

         No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

         For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

                             INVESTMENT RESTRICTIONS

         There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

         Restrictions (1) through restriction (8) are fundamental. Restrictions
(9) through (15) are nonfundamental.

FUNDAMENTAL

         The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:



(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust, Real Estate Securities Trust, Utilities Trust and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust.)



         For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.



(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust and the Lifestyle Trusts are not subject to these restrictions.


(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Investment Restriction (10) is amended as follows for the Capital Appreciation Trust: the Capital Appreciation Trust may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and
         (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12) Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

                  (a)      a merger, consolidation or reorganization,

                  (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

                  (c) the purchase of shares of the T. Rowe Price Reserve Investment Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment Fund).**

                  (d) the purchase of shares of the Janus Money Market Fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the Janus Money Market Fund).***

          For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

***The Janus Money Market Fund is a money market fund registered under the 1940 Act which is managed by Janus. Janus has received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund subadvisory clients to invest in the Janus Money Market Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.


*33 1/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, Small Company Blend, U.S. Large Cap Value, Total Return, International Value, Mid Cap Stock

Trusts, Telecommunications, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Strategic Growth, Capital Opportunities, Utilities, Mid Cap Value, Fundamental Value, Small-Mid Cap Growth, Small-Mid Cap, International Equity Select, Select Growth, Global Equity Select, Core Value, High Grade Bond ;15% in the case of the International Small Cap, Growth and Balanced Trusts; 50% in the case of the Value Trust.


         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust where the percentage limitation of restriction (9) must be met at all times.

ADDITIONAL INVESTMENT RESTRICTIONS


         Money Market Trust


         In addition to the above policies, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust will, among other things, not purchase the securities of any issuer if it would cause:

         - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

         - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

         - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

                               PORTFOLIO TURNOVER

         The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 1999, and 2000 were as follows:

PORTFOLIO                                    1999             2000
Internet Technologies Trust                  N/A               29%(E)
Pacific Rim Emerging Markets Trust            42%              55%
Science & Technology Trust                   113%             133%
International Small Cap Trust(A)             309%             529%
Aggressive Growth Trust                      161%              70%
Emerging Small Company Trust                 136%              23%
Small Company Blend Trust                     28%(D)           49%
Dynamic Growth Trust                         N/A               80%(E)
Mid Cap Stock Trust                           36%(D)          300%
All Cap Growth Trust                         193%             103%
Overseas Trust                               147%             142%
International Stock Trust                     39%              39%
International Value Trust                      4%(D)           41%
Capital Appreciation Trust                   N/A              143%(F)
Strategic Opportunities Trust                129%             165%
Global Equity Trust                           43%              43%
Growth Trust                                 156%             147%
Large Cap Growth Trust                       164%              92%
Quantitative Equity Trust                    159%             120%
Blue Chip Growth Trust                        42%              48%
Real Estate Securities Trust                 201%             147%
Small Company Value Trust                    142%             178%

PORTFOLIO                                    1999             2000
---------                                    ----             ----
Value Trust                                   54%              65%
Tactical Allocation Trust                    N/A              133%(E)
Equity Index Trust                            10%               8%
Growth & Income Trust                         19%              32%
U.S. Large Cap Value Trust                    30% (D)          31%
Equity-Income Trust                           30%              34%
Income & Value Trust                         165%              51%
Balanced Trust                               215%             132%
High Yield Trust                              62%              57%
Strategic Bond Trust                         107%             175%
Global Bond Trust (B)                        471%             644%
Total Return Trust                            95%(D)          551%
Investment Quality Bond Trust                 36%              35%
Diversified Bond Trust                       173%              76%
U.S. Government Securities Trust (C)          40%              58%
Money Market Trust                           N/A              N/A
Small Cap Index Trust                        N/A                1%(E)
International Index Trust                    N/A                8%(E)
Mid Cap Index Trust                          N/A               49%(E)
Total Stock Market Index Trust               N/A               16%(E)
500 Index Trust                              N/A                6%(E)
Lifestyle Aggressive 1000 Trust              136%             104%
Lifestyle Growth 820 Trust                   127%             102%
Lifestyle Balanced 640 Trust                 126%              85%
Lifestyle Moderate 460 Trust                 109%              86%
Lifestyle Conservative 260 Trust              93%              53%


(A)The significant variation in the portfolio turnover rate for the past two fiscal years was due primarily to a change in portfolio manager for the International Small Cap Trust in July 1999.

(B)The significant variation in the portfolio turnover rate for the past two fiscal years was due primarily to a change of subadviser and investment objective of the Global Bond Trust effective May 1, 1999.

(C)The significant variation in the portfolio turnover rate of the U.S. Government Securities Trust for the past two fiscal years was due primarily to decreased liquidity in bond issuance in the U.S. government securities markets during 1999.

(D)Annualized - For the period May 1, 1999 (commencement of operations) to December 31, 1999.

(E)Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.

(F)Annualized - For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(G)Formerly, the Mid Cap Blend Trust.

         Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below:

                                  POSITION WITH                    PRINCIPAL OCCUPATION
 NAME, ADDRESS AND AGE              THE TRUST                     DURING PAST FIVE YEARS
Don B. Allen                         Trustee            Senior Lecturer, William E. Simon Graduate School
73 Tremont Street                                       of Business Administration, University of Rochester.
Boston, MA  02108
Age: 72

Charles L. Bardelis                  Trustee            President and  Executive Officer, Island Commuter
73 Tremont Street                                       Corp. (Marine Transport).
Boston, MA  02108
Age: 59

                                  POSITION WITH                    PRINCIPAL OCCUPATION
 NAME, ADDRESS AND AGE              THE TRUST                     DURING PAST FIVE YEARS
John D. DesPrez III*                 Trustee            Executive Vice President, U.S. Operations, Manulife
73 Tremont Street                                       Financial, January 1999 to date; Senior Vice
Boston, MA  02108                                       President, US Annuities, Manulife Financial,
Age:43                                                  September 1996 to December, 1998; President, The
                                                        Manufacturers Life Insurance Company of North
                                                        America, September 1996 to December, 1998; Vice
                                                        President, Mutual Funds, Manulife Financial,
                                                        January 1995 to September 1996.

Samuel Hoar                          Trustee            Senior Mediator, Arbitrator, Regional Manager,
73 Tremont Street                                       JAMS, LLC, August 1999 to date; Senior Mediator,
Boston, MA  02108                                       Arbitrator, Regional Director of Professional
Age: 73                                                 Services, J.A.M.S./Endispute, Inc., June 1994 to
                                                        August 1999.

John D. Richardson*                  Chairman of        Senior Executive Vice President, U.S. Operations,
200 Bloor Street East                Trustees           Manulife Financial, January 1999 to date; Executive
Toronto, Ontario, Canada                                Vice President and General Manager, U.S.
M4W 1E5                                                 Operations, Manulife Financial, January 1995 to
Age: 62                                                 January 1999.

F. David Rolwing                     Trustee            Former Chairman, President and CEO, Montgomery
73 Tremont Street                                       Mutual Insurance Company, 1991 to 1999. (Retired
Boston, MA  02108                                       1999)
Age: 66

Matthew R. Schiffman                 President          Vice President, Institutional Markets, Manulife
73 Tremont Street                                       Financial, August 1999 to date, Director of
Boston, MA  02108                                       Marketing, Manulife Wood Logan, Inc., August 1994
Age: 44                                                 to August 1999.

John R. Ostler                       Treasurer          Vice President and Chief Financial Officer, U.S.
200 Bloor Street East                                   Operations, The Manufacturers Life Insurance
Toronto, Ontario, Canada                                Company, October 1, 2000 to present; Vice President
M4W 1E5                                                 and Corporate Actuary, The Manufacturers Life
Age: 48                                                 Insurance Company, March 1998 to September 2000;
                                                        Vice President & CFO U.S. Individual Insurance, The
                                                        Manufacturers Life Insurance Company, 1992 to
                                                        March 1998; Vice President, U.S. Insurance Products,
                                                        The Manufacturers Life Insurance Company, 1990
                                                        - 1992; Assistant Vice President & Pricing
                                                        Actuary, U.S. Insurance, The Manufacturers Life
                                                        Insurance Company, 1988-1990.

James D. Gallagher                   Secretary          Vice President, Legal Services, Manulife Financial,
73 Tremont Street                                       January 1996 to date; President, The Manufacturers
Boston, MA  02108                                       Life Insurance Company of New York, August 1999 to
Age: 46                                                 present; Vice President, Secretary and General
                                                        Counsel, The Manufacturers Life Insurance Company of
                                                        North America, June 1994 to date.


*Trustee who is an "interested person," as defined in the 1940 Act.

         The Trustees and officers of the Trust collectively own less than 1% of the shares of each portfolio of the Trust.

DUTIES AND COMPENSATION OF TRUSTEES

         The Trust is organized as a Massachusetts Business Trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

         The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $45,000, a fee of $7,500 for each quarterly meeting of the Trustees that they attend in person and a fee of $3,750 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                               COMPENSATION TABLE


                                     AGGREGATE COMPENSATION FROM TRUST         TOTAL COMPENSATION FROM TRUST
NAMES OF PERSON, POSITION                 FOR PRIOR FISCAL YEAR*               COMPLEX FOR PRIOR FISCAL YEAR#
Don B. Allen, Trustee                             $72,500                               $72,500
Charles L. Bardelis, Trustee                      $72,500                               $72,500
John D. DesPrez III, Trustee                           --                                    --
Samuel Hoar, Trustee                              $72,500                               $72,500
John D. Richardson, Trustee                            --                                    --
F. David Rolwing, Trustee                         $72,500                                72,500


*Compensation received for services as Trustee.
#Trust Complex includes all portfolios of the Trust.


                       INVESTMENT MANAGEMENT ARRANGEMENTS

         The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the SEC.

         Information Regarding the Adviser. Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The ultimate parent of MSS is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. MSS is registered as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, MSS serves as principal underwriter of certain contracts issued by The Manufacturers Life Insurance Company of North America ("Manulife North America") and The Manufacturers Life Insurance Company of New York.

         Approval of the Advisory Agreement and Subadvisory Agreements.

         The Advisory Agreement was initially approved by the Trustees on March 26, 1999 and by the shareholders on April 27, 1999. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were initially approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of MSS, with Manulife Financial on January 1, 1996.

         Appointment of Fred Alger Management, Inc. and Founders Asset Management, Inc.

         On December 15, 1995, the Trustees appointed the following new subadvisers:


- Fred Alger Management, Inc. ("Alger") pursuant to a new subadvisory agreement (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust, and

- Founders Asset Management, Inc. ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap Trust.

Both such Subadvisory Agreements to provide for the management of the Small/Mid Cap Trust and the International Small Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to these agreements or interested persons of any party to such agreements on December 15, 1995. Both such Subadvisory Agreements were approved by the sole shareholder of the Small/Mid Cap Trust and International Small Cap Trust on March 1, 1996.

         October 1, 1996 Subadviser Resignations

         Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

- Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Equity Trust,

-        Wellington Management Company, LLP as subadviser to the Money Market
         Trust,

- Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

- Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

         On September 27, 1996, the Trustees then appointed the following new subadvisers:

- Founders Asset Management, Inc.("Founders") pursuant to a new subadvisory agreement ("Founders Subadvisory Agreement") to manage the Balanced and Worldwide Growth Trusts,

- Morgan Stanley Asset Management Inc. ("MSAM") pursuant to a new subadvisory agreement ("MSAM Subadvisory Agreement") to manage the Global Equity Trust,

- T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

- Manufacturers Adviser Corporation ("MAC") pursuant to a new subadvisory agreement ("MAC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

         New Subadvisers for New Portfolios

         On September 27, 1996, the Trustees also appointed the following new subadvisers:

- T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

- Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

- Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

- T. Rowe Price International, Inc., formerly, known as Rowe Price-Fleming International, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price International Subadvisory Agreement") to manage the International Stock Trust, and

- Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on January 1, 1997.

         Appointment of MAC to Manage the Lifestyle Portfolios

         On December 13, 1996, the Trustees appointed MAC pursuant to the amended MAC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MAC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MAC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

         Appointment of Rosenberg Institutional Equity Management to Manage the Small Company Value Trust

         On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

         Change of Control of Salomon Brothers Asset Management Inc

         On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SaBAM") pursuant to a new subadvisory agreement ("SaBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SaBAM with Travelers becoming the ultimate parent company of SaBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SaBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SaBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SaBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SaBAM Limited had previously provided certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

         Change of Control of Founders Asset Management, Inc.

         On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

         Change of Control of Oechsle International Advisors, L.P.

         On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Advisors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

         Change of Control of Rosenberg Institutional Equity Management

         On December 17, 1998, the Trustees appointed AXA Rosenberg Investment Management LLC ("AXA Rosenberg") pursuant to a new subadvisory agreement ("AXA Rosenberg Subadvisory Agreement") to manage the Small Company Value Trust. The AXA Rosenberg Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 17, 1998, effective upon the succession of the business and affairs of Rosenberg Institutional Equity Management to AXA Rosenberg Investment Management LLC, which occurred on January 1, 1999. Rosenberg Institutional Equity Management previously managed the Small Company Value Trust pursuant to a Subadvisory Agreement dated October 1, 1997.

         Resignation/Termination of Certain Subadvisers Effective May 1, 1999

         Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:

Fidelity Management Trust Company          Conservative Asset Allocation Trust
Fidelity Management Trust Company          Moderate Asset Allocation Trust
Founders Asset Management LLC              Growth Trust
Founders Asset Management LLC              Worldwide Growth Trust
J.P. Morgan Investment Management, Inc.    International Growth and Income Trust
Manufacturers Adviser Corporation          Capital Growth Bond Trust
Oechsle International Advisors, LLC        Global Government Bond Trust
Pilgrim Baxter & Associates, Ltd.          Pilgrim Baxter Growth Trust
Warburg Pincus Asset Management, Inc.      Emerging Small Company Trust

         Effective May 1, 1999, the subadvisory agreement with Fred Alger Management, Inc. relating to the Small/Mid Cap Trust (now the Mid Cap Growth Trust) was terminated.

         New Subadvisers to Manage Certain Portfolios Effective May 1, 1999

         On March 26, 1999, the Trustees made the following appointments:

- A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust), Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

- Capital Guardian Trust Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Small Company Blend Trust
         U.S. Large Cap Value Trust
         Income & Value Trust (formerly the Moderate Asset Allocation Trust) Diversified Bond Trust (formerly the Conservative Asset Allocation Trust)

- Fidelity Management Trust Company was appointed, pursuant to a new subadvisory agreement, to manage the Overseas Trust (formerly, the International Growth and Income Trust).

- Franklin Advisers, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the Emerging Small Company Trust.

- Pacific Investment Management Company (PIMCO) was appointed, pursuant to a new subadvisory agreement, to manage:

         Global Bond Trust (formerly, the Global Government Bond Trust) Total Return Trust

- State Street Global Advisors was appointed, pursuant to a new subadvisory agreement, to manage the Growth Trust.

- Templeton Investment Counsel, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the International Value Trust.

- Wellington Management Company, LLP was appointed, pursuant to a new subadvisory agreement, to manage the Mid Cap Stock Trust.

Such Subadvisory Agreements to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on March 26, 1999 and by the sole shareholder of each portfolio on May 1, 1999.

         Appointment of SSgA as Subadviser Consultant for the Lifestyle Trusts Effective May 1, 2000

         On December 16, 1999, the Trustees appointed SSgA pursuant to a new subadvisory consulting agreement ("SSgA Subadvisory Consulting Agreement") between MAC and SSgA to provide MAC subadvisory consulting services in the management of the Lifestyle Trusts. The SSgA Subadvisory Consulting Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 16, 1999, effective May 1, 2000, subject to the approval of shareholders of the applicable Lifestyle Trust.

         Change of Control of Rowe Price-Fleming International, Inc.

         On June 22, 2000, the Trustees appointed T. Rowe Price International, Inc. ("T. Rowe International") pursuant to a new subadvisory agreement ("T. Rowe International Subadvisory Agreement") to manage the International Stock Trust. The T. Rowe International Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 22, 2000, effective upon the purchase by T. Rowe Price of the 50% joint venture interest in Rowe Price-Fleming International, Inc. owned by Robert Fleming Holdings Limited, which occurred on August 8, 2000. Rowe Price-Fleming International, Inc. previously managed the International Stock Trust pursuant to a Subadvisory Agreement dated December 31, 1996.

         Appointment of Jennison Associates, LLC to Manage the Capital Appreciation Trust

         On September 28, 2000, the Trustees appointed Jennison Associates, LLC ("Jennison") to manage the Capital Appreciation Trust pursuant to a new subadvisory agreement (the "Jennison Subadvisory Agreement"). The Jennison Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Capital Appreciation Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 29, 2000. The Jennison Subadvisory Agreement was approved by the sole shareholder of the Capital Appreciation Trust on November 1, 2000.

         Resignation/Termination of Certain Subadvisers Effective April 30, 2001

         Effective April 30, 2001, the following subadvisers have resigned from managing the portfolios indicated:


AXA Rosenberg Investment Management LLC        Small Company Value Trust
Morgan Stanley Asset Management                Global Equity Trust
Manufacturers Adviser Corporation              Real Estate Securities Trust


         New Subadvisers to Manage Certain Portfolios Effective April 30, 2001

         On April 5 and 6, 2001, the Trustees made the following appointments:

- Cohen & Steers Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Real Estate Securities Trust



- Davis Selected Advisers, L.P. was appointed, pursuant to a new subadvisory agreement, to manage:


         Financial Services Trust
         Fundamental Value Trust

- The Dreyfus Corporation was appointed, pursuant to a new subadvisory agreement, to manage:

         All Cap Value Trust

- INVESCO Funds Group, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Telecommunications Trust
         Mid Cap Growth Trust

- Lord, Abbett & Co. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Value Trust

- Manufacturers Adviser Corporation was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage Quantitative Mid Cap Trust. If approved by shareholders, MAC will also manage the Balanced Trust effective May 4, 2001.


- Massachusetts Financial Services Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Strategic Growth Trust
         Capital Opportunities Trust
         Utilities Trust

- Putnam Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Opportunities Trust
         Global Equity Trust

- T. Rowe Price Associates, Inc. was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage:

         Small Company Value Trust



         New Subadvisers to Manage Certain Portfolios Effective July 16, 2001



         On June 28-29, 2001, the Trustees made the following appointments:



- Allegiance Capital,Inc. was appointed, pursuant to a new subadvisory agreement, to manage:



         High Grade Bond Trust



- Kayne Anderson Rudnick Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Small-Mid Cap Trust



- Lazard Asset Management was appointed, pursuant to a new subadvisory agreement, to manage:



         International Equity Select Trust
         Global Equity Select Trust



- NavellierManagement, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:



         Small-Mid Cap Growth Trust



- Rorer Asset Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:



         Core Value Trust



- Roxbury Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:



         Select Growth Trust


THE ADVISORY AGREEMENT

         Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

         - office space and all necessary office facilities and equipment, and

         - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

         The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

         The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

         In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

                  Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus.

         For the years ended December 31, 2000, 1999 and 1998 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $167,540,214, $122,317,006 and $94,037,629 allocated among the portfolios as follows:


PORTFOLIO                                            2000                1999                1998
Internet Technologies Trust                         364,054(3)              N/A                 N/A
Pacific Rim Emerging Markets Trust                  826,869             404,135             214,432

PORTFOLIO                                           2000                1999                1998
Science & Technology Trust                       16,814,048           5,474,674           1,171,088
International Small Cap Trust(1)                  3,416,149           1,657,308           1,567,227

PORTFOLIO                                            2000                1999                1998
Aggressive Growth Trust                           3,154,189           1,025,508           1,216,141
Emerging Small Company Trust                      6,154,952           3,143,468           2,937,353
Small Company Blend                                 925,735             200,337(2)              N/A
Dynamic Growth Trust                                654,785(3)              N/A                 N/A
All Cap Growth Trust                              8,501,735           4,393,840           3,144,346
Mid Cap Stock Trust                                 955,504             433,859(2)              N/A
Overseas Trust                                    4,578,209           2,657,549           2,086,991
International Stock Trust                         2,890,232           2,089,623           2,019,937
International Value Trust                         1,329,316             475,140(2)              N/A
Capital Appreciation Trust                            7,738(4)              N/A                 N/A
Strategic Opportunities Trust(5)                 13,403,289          12,412,481          11,504,927
Global Equity Trust                               6,643,175           7,901,467           8,256,515
Growth Trust                                      6,472,854           3,716,979           1,930,442
Large Cap Growth Trust                            4,542,483           2,555,311           1,874,673
Quantitative Equity Trust                         3,773,024           2,425,280           1,431,591
Blue Chip Growth Trust                           17,113,773          12,535,949           7,964,796
Real Estate Securities Trust                      1,491,642           1,118,824           1,157,366
Small Company Value Trust                         1,054,874           1,101,422           1,218,609
Value Trust                                       1,196,810           1,497,638           1,695,347
Tactical Allocation Trust                           269,753(3)              N/A                 N/A
Equity Index Trust                                  299,575             220,248             106,755
Growth & Income Trust                            23,601,208          20,739,640          14,353,269
U.S. Large Cap Value Trust                        2,878,247             790,211(2)              N/A
Equity-Income Trust
Income & Value Trust                              4,696,094           4,950,340           4,585,154
Balanced Trust                                    1,849,965           2,172,887           1,699,575
High Yield Trust                                  1,857,084           1,660,951           1,160,631
Strategic Bond Trust                              2,642,791           3,064,500           3,178,026
Global Bond Trust                                   961,709           1,337,692           1,632,065
Total Return Trust                                2,398,611             925,369(2)              N/A
Investment Quality Bond Trust                     1,806,503           2,011,248           1,610,817
Diversified Bond Trust                            1,526,414           1,597,677           1,473,082
U.S. Government Securities Trust                  2,081,135           2,588,073           1,952,935
Money Market Trust                                4,545,400           4,033,204           2,771,825
Small Cap Index Trust                               113,868(3)              N/A                 N/A
International Index Trust                           171,991(3)              N/A                 N/A
Mid Cap Index Trust                                  81,707(3)              N/A                 N/A
Total Stock Market Index Trust                      176,988(3)              N/A                 N/A
500 Index Trust                                     709,970(3)              N/A                 N/A
Lifestyle Aggressive 1000 Trust                      61,577                 N/A                 N/A

Lifestyle Growth 820 Trust                          187,730                 N/A                 N/A
Lifestyle Balanced 640 Trust                        186,400                 N/A                 N/A

Portfolio                                            2000                  1999                1998
Lifestyle Moderate 460 Trust                         75,949                 N/A                 N/A
Lifestyle Conservative 280 Trust(1)                  50,225                 N/A                 N/A



(1) For the period October 1, 1997 (commencement of operations) to December 31, 1997.

(2) For the period May 1, 1999 (commencement of operations) to December 31,
1999.

(3) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5) Formerly, the Mid Cap Blend Trust


THE SUBADVISORY AGREEMENTS

         Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the SaBAM Limited Consulting Agreement, the SSgA Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Board of Trustees. (In the case of the SaBAM Limited Consulting Agreement, the SSgA Subadvisory Consulting Agreement and the FMR Sub-subadvisory Agreement), the activities of the Subadviser are also subject to the supervision of SaBAM, MAC and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. (In the case of the SSgA Subadvisory Consulting Agreement for the Lifestyle Trusts, SSgA does not purchase and sell securities but rather provides information and services to MAC to assist MAC in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

         The information and services SSgA provides to MAC pursuant to the Subadvisory Consulting Agreement for the Lifestyle Trusts are as follows:

         i. SSgA will, using SSgA's "Statistical Process Control Methodology" and the resources provided by its Office of the Fiduciary Adviser:

                  - track the performance of each of the investment portfolios in which the Lifestyle Trusts invest (the "non-Lifestyle Trust portfolios") on an ongoing basis and identify changes in returns of these portfolios;

                  - compare performance of the non-Lifestyle Trust portfolios to the performance of comparable portfolios;

                  - calculate the probability that the subadvisers to the non-Lifestyle Trust portfolios will outperform their performance benchmarks;

         ii. SSgA will provide computer models, including its Growth Value Rotation Model, and statistical information to assist the Subadviser in making asset allocation determinations for the Lifestyle Trusts. SSgA will also, if requested by the Subadviser, make such asset allocation determinations.

         Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, in the case of certain portfolios, the fee is reduced with respect to such excess.

         SaBAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SaBAM and SaBAM Limited which is subject to certain conditions as set forth in the Prospectus.

Under that agreement SaBAM Limited provides certain investment advisory services to SaBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust.


                  Ownership of SaBAM Limited. SaBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance AG ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is, in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.

                  Fee Paid to SaBAM Limited. SaBAM pays SaBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SaBAM Limited is equal to the fee payable under SaBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SaBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust does not incur any expenses in connection with SaBAM Limited's services other than the advisory fee.

         SSgA Subadvisory Consulting Agreement for the Lifestyle Trusts. The Prospectus refers to a subadvisory consulting agreement between MAC and SSgA for the provision of subadvisory consulting services to MAC in regards to the Lifestyle Trusts. The entire subadvisory fee paid to MAC by the Adviser is paid by MAC to SSgA. The Lifestyle Trusts do not incur any expenses in connection with SSgA's services other than the advisory fee.

         FMR Sub- Subadvisory Agreement for the Portfolios Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMRC for the provision of subadvisory consulting services to FMR in regards to the Trust portfolios managed by FMR. These portfolios do not incur any expenses in connection with FMRC's services other than the advisory fee.


         Amount of Subadvisory Fees Paid. For the years ended December 31, 2000, 1999 and 1998, the Adviser paid aggregate subadvisory fees of $66,500,926, $46,407,309 and $34,400,662, respectively, allocated among the portfolios as follows:

PORTFOLIO                                              2000                   1999                      1998

Internet Technologies Trust.................        $  205,769(6)                 N/A                       N/A
Pacific Rim Emerging Markets Trust..........           365,475            $   186,468              $    100,909
Science & Technology Trust..................         8,529,536              2,986,185                   638,775
International Small Cap Trust...............         1,777,724                927,279                   880,024
Aggressive Growth Trust.....................         1,577,094                544,955                   694,939
Emerging Small Company Trust................         3,190,064              1,692,250                 1,538,613
Small Company Blend Trust...................           484,908                104,938(2)                    N/A
Dynamic Growth Trust........................           354,246(6)                 N/A                       N/A
All Cap Growth Trust........................         3,892,179              2,139,225                 1,556,064
Mid Cap Stock Trust.........................           451,515                207,459(2)                    N/A
Overseas Trust..............................         2,409,584              1,365,648                 1,003,054
International Stock Trust...................         1,376,310              1,038,237                 1,041,875
International Value Trust...................           698,134                273,003(2)                    N/A
Capital Appreciation Trust..................             3,439(7)                 N/A                       N/A
Strategic Opportunities Trust(8)............         5,518,999              4,742,303                 3,567,981
Global Equity Trust.........................         2,823,924              3,278,306                 3,406,519
Growth Trust................................         2,634,535              1,656,644                   991,056
Large Cap Growth Trust......................         2,076,565              1,170,905                   874,869
Quantitative Equity Trust...................         1,055,278                731,320                   480,575
Blue Chip Growth Trust......................         6,730,790              5,164,853                 3,298,442
Real Estate Securities Trust................           496,451                384,622                   397,010
Small Company Value Trust...................           590,170                615,660                   679,834
Value Trust.................................           498,803                596,315                   666,493
Tactical Allocation Trust...................           119,892(6)                 N/A                       N/A
Equity-Index Trust..........................           119,830                 88,099                    42,702
Growth & Income Trust.......................         5,220,241              4,648,128                 3,370,654
U.S. Large Cap Value Trust..................         1,315,770                361,239(2)                    N/A
Equity-Income Trust.........................         3,305,262              3,435,222                 2,280,428
Income & Value Trust........................         2,011,037              2,022,980                 1,722,708

Balanced Trust..............................           760,914                871,930                   707,971

PORTFOLIO                                             2000                   1999                          1998

High Yield Trust............................           724,059                659,722                   474,278
Strategic Bond Trust........................           977,513              1,113,548(3)              1,150,170(4)
Global Bond Trust...........................           433,249                597,740                   723,763
Total Return Trust..........................           848,745                347,709(2)                    N/A
Investment Quality Bond Trust...............           566,885                614,134                   521,489
Diversified Trust...........................           632,870                656,706                   613,727
U.S. Government Securities Trust............           630,262                747,248                   600,677
Money Market Trust..........................           456,815                436,329                   375,063
Small Cap Index Trust.......................             8,675(6)                 N/A                       N/A
International Index Trust...................            21,890(6)                 N/A                       N/A
Mid Cap Index Trust.........................             6,226(6)                 N/A                       N/A
Total Stock Market Index Trust..............            13,485(6)                 N/A                       N/A
500 Index Trust.............................            23,931(6)                 N/A                       N/A
Lifestyle Aggressive 1000 Trust...........              61,577                    N/A                       N/A
Lifestyle Growth 820 Trust..................           187,730                    N/A                       N/A
Lifestyle Balanced 640 Trust................           186,400                    N/A                       N/A
Lifestyle Moderate 460 Trust................            75,950                    N/A                       N/A
Lifestyle Conservative 280 Trust............            50,226                    N/A                       N/A


(2) For the period May 1, 1999 (commencement of operations) to December 31,
1999.
(3)Of this amount, $278,387 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.
(4)Of this amount, $287,543 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.
(5)Of this amount, $211,934 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.
(6) For the period May 1, 2000 (commencement of operations) to December 31,
2000.
(7) For the period November 1, 2000 (commencement of operations) to December 31, 2000.
(8) Formerly, the Mid Cap Blend Trust


INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

         Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

     - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,
     - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;
     -    brokers' commissions;
     - issue and transfer taxes on securities transactions to which the Trust is a party;
     -    taxes and fees payable by the Trust; and
     - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and
     - costs for printing annual and semi-annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

         Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

         Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

     Failure of Shareholders to Approve Continuance of the Advisory Agreement or any Subadvisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement or any.

Subadvisory Agreement, the party may continue to act as investment adviser or subadviser (as applicable) with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different adviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than the amount it would have received under the Advisory Agreement in respect of such portfolio.


         Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

     -    the Board of Trustees of the Trust;
     - a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;
     -    the Adviser,
     -    in the case of the Subadvisory Agreements, by the respective
          Subadviser.

The Agreements will automatically terminate in the event of their assignment.

         Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser (including SaBAM Limited).

         The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

         As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

                               PORTFOLIO BROKERAGE

         Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

         Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

     -    price, dealer spread or commission, if any,
     - the reliability, integrity and financial condition of the broker-dealer,
     -    size of the transaction,
     -    difficulty of execution, and
     -    brokerage and research services provided.

         Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.


         Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.


         Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

     -    the value of securities,
     -    the advisability of purchasing or selling securities,
     - the availability of securities or purchasers or sellers of securities, and
     - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and
          (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

         To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

         Sales Volume Considerations. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of insurance contracts which offer Trust portfolios may be considered as a factor in the selection of brokers or dealers. A higher cost broker-dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

         "Step Out" Transactions. A Subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

         Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

         Brokerage Commissions Paid. For the years ended December 31, 2000, 1999 and 1998, the Trust paid brokerage commissions in connection with portfolio transactions of $30,480,942, $21,888,116 and $11,980,539, respectively, allocated among the portfolios as follows:


PORTFOLIO                                              2000                   1999                        1998
------------------------------------------------------------------------------------------------------------------
Internet Technologies Trust.................           $12,816(3)                 N/A                       N/A
Pacific Rim Emerging Markets Trust..........           285,691               $231,264                 $ 106,176
Science & Technology Trust..................         1,373,214                558,599                   130,494
International Small Cap Trust...............         8,440,319              2,670,462                   258,535
Aggressive Growth Trust.....................           465,370                192,212                   238,538
Emerging Small Company Trust................           146,790                609,657                   369,979

PORTFOLIO                                              2000                   1999                        1998
------------------------------------------------------------------------------------------------------------------
Small Company Blend Trust...................            79,174                 54,968(2)                    N/A
Dynamic Growth Trust........................           103,739(3)                 N/A                       N/A
All Cap Growth Trust........................         1,562,480              1,198,534                 1,033,940
Mid Cap Stock Trust.........................           400,532                123,553(2)                    N/A
Overseas Trust..............................         1,790,076              1,075,432                   837,199
International Stock Trust...................           542,577                353,494                   260,776
International Value Trust...................           359,614                220,824(2)                    N/A
Capital Appreciation Trust..................             5,943(4)                 N/A                       N/A
Strategic Opportunities Trust(5)............         2,985,632              3,294,528                 2,738,492
Global Equity Trust.........................         1,455,103              1,419,066                   532,673
Growth Trust................................         1,388,033                860,907                   573,019
Large Cap Growth Trust......................           616,584                561,368                   109,827
Quantitative Equity Trust...................         1,047,307                938,331                   627,626
Blue Chip Growth Trust......................         1,350,048              1,002,743                   626,069
Real Estate Securities Trust................         1,418,559              1,408,916                   586,437
Small Company Value Trust...................           422,969                455,528                   501,974
Value Trust.................................           328,316                435,054                   387,203
Tactical Allocation  Trust..................            26,488(3)                 N/A                       N/A
Equity-Index Trust..........................             8,272                  4,918                     4,150
Growth & Income Trust.......................         1,753,576              1,494,630                   851,452
U.S. Large Cap Value Trust..................           397,289                267,744(2)                    N/A
Equity-Income Trust.........................           805,529                751,867                   433,416
Income & Value Trust........................           366,221                730,819                   194,852
Balanced Trust..............................           300,445                906,347                   549,826
High Yield Trust............................               310                    958                       N/A
Strategic Bond Trust........................               N/A                    N/A                       N/A
Global Bond Trust...........................               770                    N/A                       N/A
Total Return Trust..........................            36,332                 25,198(2)                    N/A
Investment Quality Bond Trust...............               N/A                    325                       N/A
Diversified Bond Trust......................               N/A                 39,870                    27,886
U.S. Government Securities Trust............               N/A                    N/A                       N/A
Money Market Trust..........................               N/A                    N/A                       N/A
Small Cap Index Trust.......................            26,476(3)                 N/A                       N/A
International Index Trust...................            89,514(3)                 N/A                       N/A
Mid Cap Index Trust.........................            26,420(3)                 N/A                       N/A
Total Stock Market Index Trust..............            38,924(3)                 N/A                       N/A
500 Index Trust.............................            23,490(3)                 N/A                       N/A
Lifestyle Aggressive 1000 Trust.............               N/A                    N/A                       N/A
Lifestyle Growth 820 Trust..................               N/A                    N/A                       N/A
Lifestyle Balanced 640 Trust................               N/A                    N/A                       N/A
Lifestyle Moderate 460 Trust................               N/A                    N/A                       N/A
Lifestyle Conservative 280 Trust............               N/A                    N/A                       N/A


(2) For the period May 1, 1999 (commencement of operations) to December 31,
1999.
(3) For the period May 1, 2000 (commencement of operations) to December 31,
2000.
(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.
(5) Formerly, the Mid Cap Blend Trust.

         Brokerage Commissions Paid to Affiliated Brokers

         For the year ended December 31, 2000, the following brokers were affiliated brokers of the listed portfolios:

BROKER                                                   PORTFOLIO                         EXPLANATION
-----------------------------------------------------------------------------------------------------------------

Fund Management Company, Inc.                 Aggressive Growth Trust          Affiliated brokers due to the
A I M Distributors, Inc.                      All Cap Growth Trust             position of A I M Capital
                                                                               Management, Inc. as subadviser to
                                                                               these Portfolios.

Nomura Securities                             Small Company Value Trust        Affiliated brokers due to the
Nomura Securities International                                                position of AXA Rosenberg
DLJ                                                                            Investment Management LLC as
Paribas                                                                        subadviser to this Portfolio.
BNP Securities

BROKER                                                  PORTFOLIO                         EXPLANATION
-----------------------------------------------------------------------------------------------------------------
Fidelity Capital Markets, a division of       Overseas Trust                   Affiliated brokers due to the
 National Financial Services LLC              Strategic Opportunities Trust    position of FMR as subadviser to
Fidelity Brokerage Services LLC               (formerly, Mid Cap Blend Trust)  these Portfolios.
Fidelity Distributors Corporation             Large Cap Growth Trust
Fidelity Investments Institutional Services                                    FMR resigned as subadviser to the
Company, Inc.                                                                  Diversified Bond and Income & Value
REDIBook                                      Diversified Bond Trust           Trusts on May 1, 1999.
Fidelity Global Brokerage Group, LLC, a       Income & Value Trust
wholly-owned subsidiary of FMR Corp., has a
20.5% equity ownership interest in REDIBook
ECN LLC.

Buck Investment Services, Inc.                International Small Cap Trust    Affiliated brokers due to the
Dreyfus Financial Services Corp.              Balanced Trust                   position of Founders Asset
Dreyfus Investment Services Corp.                                              Management, LLC as subadviser to
Dreyfus Service Corporation                                                    these Portfolios.
Mellon Financial Markets, Inc.

Franklin Templeton Distributors Inc.          Emerging Small Company Trust     Affiliated brokers due to the
Templeton Franklin Investment Services Inc.   International Value Trust        position of Franklin Advisers, Inc.
                                                                               as subadviser to the Emerging Small
                                                                               Company Trust and the position of
                                                                               Templeton Investment Counsel, Inc.
                                                                               as subadviser to the International
                                                                               Value Trust.

Fred Alger & Company Incorporated             All Cap Growth Trust             Affiliated broker due to the
                                                                               position of Fred Alger Management,
                                                                               Inc. as subadviser to this
                                                                               Portfolio prior to May 1, 1999.

J.P. Morgan Securities Inc.                   Overseas Trust                   Affiliated brokers due to the
J.P. Morgan Securities Ltd.                                                    position of J.P. Morgan Investment
                                                                               Management, Inc. as subadviser to
                                                                               this portfolio prior to May 1, 1999.

Morgan Stanley & Co. Inc.                     Global Equity Trust              Affiliated brokers due to the
Morgan Stanley International Limited          Value Trust                      position of Morgan Stanley Asset
Dean Witter Reynolds, Inc.                    High Yield Trust                 Management as subadviser to the
Discover Brokerage Direct, Inc.                                                Global Equity Trust and the
AB Asesores                                                                    position of Miller Anderson &
                                                                               Sherrerd, LLP as subadviser to
                                                                               the Value Trust and the High
                                                                               Yield Trust.

Dresdner Bank                                 Global Bond Trust                Affiliated broker due to the position
                                                                               of Oechsle International Advisors,
                                                                               LLC as subadviser to this Portfolio
                                                                               prior to May 1, 1999.


Broker                                                   Portfolio                         Explanation
-----------------------------------------------------------------------------------------------------------------
PIMCO Funds Distributors LLC                 Global Bond Trust                 Affiliated broker due to the
                                              Total Return Trust               position of Pacific Investment
                                                                               Management Company as subadviser
                                                                               to these Portfolios.

Citicorp Financial Services Corp.             U.S. Government Securities       Affiliated broker due to the
Citicorp Investment Services                  Trust                            position of Salomon Asset
Citicorp Securities Services, Inc.            Strategic Bond Trust             Management Inc. as subadviser to
Citicorp Securities, Inc.                                                      these Portfolios.
Copeland Equities, Inc.
Liberty Brokerage
PFS Distributors, Inc.
PFS Investments Inc.
The Robinson-Humphrey Company
Salomon Reinvestment Company Inc
Salomon Smith Barney Inc.
Smith Annuity Services, Inc.
Smith Barney Puerto Rico Inc.
Tower Square Securities, Inc.
Travelers Distribution Company
Tribeca Investments, L.L.C.

State Street Brokerage Services, a division   Growth Trust                     Affiliated broker due to the
of State Street Capital Markets, LLC                                           position of State Street Global
                                                                               Advisors as subadviser to this
                                                                               Portfolio.

Robert Fleming                                International Stock Trust        Affiliated broker due to the
Jardine Fleming                                                                position of T. Rowe Price
Ord Minnet                                                                     International, Inc. as subadviser
                                                                               to this Portfolio.

Hochman & Baker Securities, Inc.              Capital Appreciation Trust       Affiliated broker due to the
Pruco Securities Corporation                                                   position of  Jennison Associates
Prudential Investment Management Services                                      LLC as subadviser to this Portfolio
LLC
Prudential Securities Incorporated
Wexford Clearing Services Corporation


PaineWebber Inc.                              Tactical Allocation Trust        Affiliated broker due to the
Paine Webber Services Inc.                                                     position of Mitchell Hutchins Asset
Paine Webber Incorporated                                                      Management Inc. as subadviser to
of Puerto Rico                                                                 this Portfolio
J.C. Bradford & Co. L.L.C.
Correspondent Services Corporation
UBS Warburg AG
UBS Warburg Asia Limited
UBS Warburg Pte Ltd
UBS Warburg Securities India Private Limited
UBS Warburg Securities Ltd
UBS (Cayman Islands) Ltd
UBS (Panama) SA UBS Bank (Canada)
UBS Futures & Options Ltd
UBS Warburg (France) SA
UBS Warburg (Futures & Options)Pte Ltd
UBS Warburg (Israel) Ltd
UBS Realty Investors LLC
UBS Agrivest LLC
Allegis Capital LLC
Schroder Munchmeyer Hengst AG


BROKER                                                   PORTFOLIO                         EXPLANATION

Comerica Investment Services, Inc.           Internet Technologies             Affiliated broker due to the
                                                                               position of Munder Capital
                                                                               Management as a subadviser to this
                                                                               Portfolio

LAZARD, FRERES & CO.                          INTERNATIONAL EQUITY SELECT      Affiliated broker due to the
                                              GLOBAL EQUITY SELECT             position of Lazard Asset Management
                                                                               as subadviser to these Portfolios

KA ASSOCIATES, INC.                           SMALL-MID CAP TRUST              Affiliated broker due to the
                                                                               postion of Kayne Anderson Rudnick
                                                                               Investment Management, LLC as
                                                                               subadviser to this Portfolio


Commission Paid to J.P. Morgan Securities
            For the year ended December 31, 1998, no brokerage commissions were paid to J.P. MORGAN SECURITIES INC. by the Overseas Trust. For the years ended December 31, 1999 and 2000, brokerage commissions were paid as follows:



                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
  Overseas Trust..........................       $0                           0.00%                     0.00%
Year ended December 31, 1999:
  Overseas Trust..........................      $19,178                       1.78%                     0.09%
Year ended December 31, 1997:
Overseas Trust............................       $516                         0.07%                     0.34%


Commissions Paid to Fidelity Capital Markets
         For the year ended December 31, 1998, no brokerage commissions were paid to FIDELITY CAPITAL MARKETS by the Strategic Opportunities Trust (formerly, the Mid Cap Blend Trust), the Large Cap Growth Trust, the Income & Value Trust and the Diversified Bond Trust. For the years ended December 31, 1999 and 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
  Overseas Trust..........................        $0                          0.00%                     0.00%
Year ended December 31, 1999:
Overseas Trust............................       $445                         0.04%                     0.00%
Strategic Opportunities Trust.............      $13,286                       0.26%                     0.08%
Year ended December 31, 1997:
Strategic Opportunities Trust.............      $13,286                       0.26%                     0.08%

Commissions Paid to Morgan Stanley & Co., Incorporated
         For the years ended December 31, 1999 and 1998, no brokerage commissions were paid to MORGAN STANLEY & CO., INCORPORATED by the Value Trust and the High Yield Trust. For the year ended December 31, 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
Global Equity Trust.......................      $17,981                       1.24%                     0.00%
Year ended December 31, 1999:
Global Equity Trust.......................      $2,508                        0.18%                     0.01%
Year ended December 31, 1998:
Global Equity Trust.......................      $91,860                       0.17%                     0.03%

Commissions Paid to Morgan Stanley International
         For the years ended December 31, 1999 and 1998, no brokerage commissions were paid to MORGAN STANLEY INTERNATIONAL by the Global Equity Trust, the Value Trust and the High Yield Trust. For the year ended December 31, 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
Global Equity Trust.......................      $36,403                       2.50%                     0.01%

Commissions Paid to Fred Alger & Company Incorporated
         For the years ended December 31, 1999 and 1998, brokerage commissions were paid to FRED ALGER & COMPANY INCORPORATED as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 1999:
All Cap Growth Trust......................     $471,395                      39.33%                     2.15%
Year ended December 31, 1998:
All Cap Growth Trust......................    $1,029,644                     99.58%                     0.05%

Commissions Paid to Robert Fleming
         For the years ended December 31, 2000, 1999 and 1998 brokerage commissions were paid to ROBERT FLEMING as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
International Stock Trust.................      $10,317                       1.90%                     0.00%
Year ended December 31, 1999:
International Stock Trust.................       $240                         0.07%                     0.00%
Year ended December 31, 1998:
International Stock Trust.................      $8,658                        3.32%                     0.01%

Commissions Paid to Ord Minnet
         For the year ended December 31, 1999, no brokerage commissions were paid to ORD MINNET. For the years ended December 31, 1998 and 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
International Stock Trust.................      $1,526                        0.28%                     0.00%
Year ended December 31, 1998:
International Stock Trust.................       $415                         0.16%                     0.00%

Commissions Paid to Jardine Fleming
         For the years ended December 31, 1998, no brokerage commissions were paid to JARDINE FLEMING. For the year ended December 31, 1999 and 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
International Stock Trust.................      $10,461                       1.93%                     0.00%
Year ended December 31, 1999:
International Stock Trust.................      $4,138                        1.17%                     0.02%

Commissions Paid to DLJ
         For the year ended December 31, 1999 and December 31, 2000, brokerage commissions were paid to DLJ as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
Small Company Value Trust.................      $5,256                        1.24%                     0.00%
Year ended December 31, 1999:
Small Company Value Trust.................      $8,761                        1.92%                     0.04%

         For the years ended December 31, 2000, brokerage commissions were paid to BNP SECURITIES by the Small Company Value Trust as follows:


                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
Small Company Value Trust.................       $234                         0.06%                     0.00%



                        PURCHASE AND REDEMPTION OF SHARES

         The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

     - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

     - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or
     - the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

         The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

         Except for the types of securities described below, securities held by the portfolios will be valued as follows:

     - Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.
     - Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.
     - Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.
     - Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

         Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

         Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

         Money Market Trust - Rule 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.

         The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

         In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

     -    redeeming shares in kind;
     - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;
     -    withholding or reducing dividends;
     - utilizing a net asset value per share based on available market quotations; or
     - investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA.

                                PERFORMANCE DATA

         Each of the portfolios may quote total return figures in its advertising and sales materials. The figures will always include the average annual total return for recent one period and, when applicable, five and ten year periods and where less than five or ten years, the period since the inception date of the portfolio. In the case of the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc.

         The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees, such as advisory fees charged to the Trust, and all Trust expenses are reflected in the calculations. There are no non-recurring fees, such as sales loads, surrender charges or account fees, charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.

                           TOTAL ANNUALIZED RETURN(6)

               TRUST PORTFOLIO                    ONE YEAR       FIVE YEARS     SINCE INCEPTION     DATE FIRST
                                                    ENDED          ENDED          OR 10 YEARS,      AVAILABLE
                                                 12/31/2000      12/31/2000       WHICHEVER IS
                                                                                SHORTER THROUGH
                                                                                   12/31/2000
---------------------------------------------------------------------------------------------------------------
Internet Technologies Trust                          NA              NA             -43.76%(3)       5/1/2000
Pacific Rim Emerging Markets Trust(1)              -24.37%         -3.20%            -1.73%          10/04/94
Science and Technology Trust                       -34.06%          N/A              20.20%          01/01/97
International Small Cap Trust                      -29.16%          N/A              10.40%          03/04/96
Aggressive Growth Trust                             3.00%           N/A              9.33%           01/01/97
Emerging Small Company Trust                       -4.30%           N/A              18.11%          01/01/97
Small Company Blend Trust                          -19.74%          N/A              1.90%           05/01/99
Dynamic Growth Trust                                 N/A            N/A             -36.16%(3)       5/1/2000
Mid Cap Stock Trust                                -3.97%           N/A              -1.93%          05/01/99
All Cap Growth Trust                               -10.79%          N/A              15.92%          03/04/96

Overseas Trust                                     -18.72%         6.78%             6.84%           01/09/95

               TRUST PORTFOLIO                    ONE YEAR       FIVE YEARS     SINCE INCEPTION     DATE FIRST
                                                   ENDED           ENDED          OR 10 YEARS,      AVAILABLE
                                                 12/31/2000      12/31/2000       WHICHEVER IS
                                                                                SHORTER THROUGH
                                                                                   12/31/2000
----------------------------------------------------------------------------------------------------------------
International Stock Trust                          -16.57%          N/A              5.96%           01/01/97
International Value Trust                          -6.46%           N/A              -1.73%          05/01/99
Capital Appreciation Trust                            N/A           N/A             -12.24(4)       11/01/2000
                                                                                                         0
Strategic Opportunities Trust(5)                   -6.37%          13.39%           14.70%(2)        06/18/85
Global Equity Trust                                12.19%          12.17%           11.21%(2)        03/18/88
Growth Trust                                       -27.29%          N/A              12.81%          07/15/96
Large Cap Growth Trust                             -14.24%         11.49%           11.92%(2)        08/03/89
Quantitative Equity Trust                           6.30%          20.26%           17.17%(2)        04/30/87
Blue Chip Growth Trust                             -2.76%          18.98%            13.34%          12/11/92
Real Estate Securities Trust(1)                    25.71%          9.04%            13.73%(2)        04/30/87
Small Company Value Trust                           5.93%           N/A              1.25%           10/01/97
Value Trust                                        24.57%           N/A              9.80%           01/01/97
Equity Index Trust(1)                              -9.29%           N/A              17.05%          02/14/96
Tactical Allocation Trust                           N/A              NA             -3.20%(3)        5/1/2000
Growth & Income Trust                              -7.12%          17.91%            15.53%          04/23/91
U.S. Large Cap Value Trust                          2.78%           N/A              3.31%           05/01/99
Equity-Income Trust                                12.99%          14.68%            13.96%          02/19/93
Income & Value Trust                                4.94%          10.83%           11.12%(2)        08/03/89
Balanced Trust                                     -9.33%           N/A              4.66%           01/01/97
High Yield Trust                                   -8.97%           N/A              3.30%           01/01/97
Strategic Bond Trust                                7.28%          7.18%             7.93%           02/19/93
Global Bond Trust                                   1.68%          3.51%             6.88%(2)        03/18/88
Total Return Trust                                 10.49%           N/A              5.51%           05/01/99
Investment Quality Bond Trust                       9.40%          5.63%             7.45%(2)        06/18/85
Diversified Bond Trust                             10.32%          7.96%             8.98%(2)        08/03/89
U.S. Government Securities Trust                   10.87%          5.92%             7.09%(2)        03/18/88

               TRUST PORTFOLIO                    ONE YEAR      FIVE YEARS      SINCE INCEPTION     DATE FIRST
                                                    ENDED           ENDED          OR 10 YEARS,      AVAILABLE
                                                  12/31/2000     12/31/2000        WHICHEVER IS
                                                                                 SHORTER THROUGH
                                                                                    12/31/2000

MONEY MARKET TRUST(1)                                5.88%          5.15%             4.70%(2)       06/18/85
SMALL CAP INDEX TRUST                                N/A             NA             -6.38%(3)        5/1/2000
INTERNATIONAL INDEX TRUST                            N/A             NA             -9.84%(3)        5/1/2000
MID CAP INDEX TRUST                                  N/A             NA              7.15%(3)        5/1/2000
TOTAL STOCK MARKET INDEX TRUST                       N/A             NA             -10.04%(3)       5/1/2000
500 INDEX TRUST                                      N/A             NA             -9.57%(3)        5/1/2000
LIFESTYLE AGGRESSIVE 1000 TRUST                    -5.11%           N/A              6.07%           01/07/97
Lifestyle Growth 820 Trust                         -3.05%           N/A              8.15%           01/07/97
Lifestyle Balanced 640 Trust                        2.45%           N/A              8.61%           01/07/97
Lifestyle Moderate 460 Trust                        4.26%           N/A              8.89%           01/07/97
Lifestyle Conservative 280 Trust                    7.62%           N/A              8.54%           01/07/97



(1)On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these Trust portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to December 31, 1996.
(2)10 Years
(3)Aggregate Return for the period May 1, 2000 to December 31, 2000.
(4)Aggregate Return for the period November 1, 2000 to December 31, 2000.
(5) Effective April 30, 2001 Mid Cap Blend Trust changed its name to Strategic Opportunities Trust.
(6)Certain expenses of the portfolios listed below were waived. If such waiver were not in effect, returns would have been lower: Science & Technology, Small Company Value, Blue Chip Growth, Equity-Income, Capital Appreciation, the Lifestyle Trusts, each Index Trust (except the 500 Index Trust).

The Trust may also from time to time include in advertising and sales literature the following:

     - information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information;
     - quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and
     - general discussions of economic theories, including, but not limited to, discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

         The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the:

     -    Dow Jones Industrial Average,
     - Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices,
     -    S&P 500 Index,
     -    Value Line Composite, and
     - Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices.

         The Trust may also advertise the performance rankings assigned to certain portfolios or their investment Subadvisers by various statistical services, including but not limited to:

     -    SEI,
     - Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis,
     - Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns,
     -    Frank Russell International Universe, and
     - any other data which may be presented from time to time by analysts such as Dow Jones, Morningstar, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S. Government and Agency, or as such data may appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                             THE INSURANCE COMPANIES

         The Trust currently serves as the underlying investment medium for sums invested in variable contracts issued by:

     - The Manufacturers Life Insurance Company of North America ("Manulife North America"), formerly North American Security Life Insurance Company, a Delaware stock life insurance company controlled by Manulife Financial. Manulife Financial is a mutual life insurance company located at 73 Tremont Street, Boston, MA 02108.

     - The Manufacturers Life Insurance Company of New York ("Manulife New York"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manulife North America. Manulife New York's corporate offices are located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

     - The Manufacturers Life Insurance Company of America ("Manufacturers America"), a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Manufacturers America is an indirect wholly owned subsidiary of Manulife Financial and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

     - The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

         Currently, the four insurance companies described above are the only shareholders of the Trust (excluding shares of certain portfolios of the Trust which are held by the Lifestyle Portfolios). Each shareholder holds Trust shares attributable to variable contracts in their separate accounts. The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

         Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders:

(a) separate accounts of Manulife North America, Manulife New York, Manufacturers America, Manufacturers USA or of other insurance companies;
(b) Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA;
(c)  MSS;
(d) any corporation related in a manner specified in Section 267(b) of the Code to Manulife North America, Manulife New York, Manufacturers America, Manufacturers USA or MSS, and
(e)  any trustee of a qualified pension or retirement plan.

  As a matter of operating policy, shares of the Trust may be purchased only by the eligible shareholders of categories (a), (b) and (d).

         Voting of Shares by the Insurance Companies. Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940. In addition, the Trust will vote all shares of the portfolios issued to Lifestyle Trusts in proportion to such instructions.

         Mixed Variable Annuity and Variable Life Funding. Shares of the Trust may be sold to both variable annuity separate accounts and variable life insurance separate accounts of affiliated insurance companies. The Trust currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a separate account from participation in the Trust.

                              HISTORY OF THE TRUST

         Trust Name Change. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

         Merger of Manulife Series Fund, Inc. into the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable existing portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim Emerging Markets, Real Estate Securities, Common Stock, Capital Growth and Equity Index Trusts were merged into newly created portfolios of the Trust.

         Prior Names of Portfolios. Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

Existing Name                               Prior Name                               Date of Change
------------------------------------------------------------------------------------------------------
Blue Chip Growth                            Pasadena Growth                          October 1, 1996
Quantitative Equity                         Common Stock                             December 31, 1996
Equity-Income                               Value Equity                             December 31, 1996
Emerging Small Company                      Emerging Growth                          November 2, 1998
Large Cap Growth                            Aggressive Asset Allocation              May 1, 1999
Income & Value                              Moderate Asset Allocation                May 1, 1999
Diversified Bond                            Conservative Asset Allocation            May 1, 1999
Overseas                                    International Growth & Income            May 1, 1999
Mid Cap Growth                              Small/Mid Cap                            May 1, 1999
Aggressive Growth                           Pilgrim Baxter Growth                    May 1, 1999
Global Bond                                 Global Government Bond                   May 1, 1999
Mid Cap Blend                               Equity                                   May 1, 1999
All Cap Growth                              Mid Cap Growth                           May 1, 2000
Mid Cap Blend                               Strategic Opportunities                  April 30, 2001

         Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

                            ORGANIZATION OF THE TRUST

         Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios, except the Health Sciences Trust, Global Bond Trust and the five Lifestyle Trusts, are diversified for purposes of the 1940 Act.

         Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

         The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

     - Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,
     - Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and
     - Issue additional series of shares or separate classes of existing series of shares.

         Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

         Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

         Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

         Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and


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foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.


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Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

         The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

         If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

         To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

         To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

         Because only insurance company separate accounts will beneficially own shares in the portfolios, each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

         A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount in excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a


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portfolio and therefore would be subject to the distribution requirements of the
Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or [



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]dispose of other securities to be able to make distributions to its investors.
In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.


         Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short- sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

         Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

         Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Subadvisers might otherwise believe to be desirable.

         Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contracts who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.


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                             REPORTS TO SHAREHOLDERS

         The financial statements of the Trust at December 31, 2000, are incorporated herein by reference from the Trust's most recent Annual Report and Semi Annual report to Shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1.

                             INDEPENDENT ACCOUNTANTS

         The financial statements of the Trust at December 31, 2000, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 250 West Pratt Street, Suite 2100, Baltimore, MD 21201-2304.

                                    CUSTODIAN

         State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

         The Trusts, the Adviser and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.


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                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
     -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.


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P-2               Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


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                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

         The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


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